                   [LOGO OF FORWARD FUNDS(TM) APPEARS HERE]
San Francisco, CA


--------------------------------------------------------------------------------






--------------------------------------------------------------------------------

                           A n n u a l   R e p o r t

--------------------------------------------------------------------------------

                               December 31, 1998



--------------------------------------------------------------------------------

Investment Advisor  Webster Investment Management Company LLC, San Francisco, CA
           Legal Counsel   Dechert, Price & Rhoads, Washington, D.C.
              Auditors   Arthur Andersen, LLP, San Francisco, CA
             Custodian   Brown Brothers Harriman & Co. Boston, MA
         Distributor   First Data Distributors, Inc., Westborough, MA

--------------------------------------------------------------------------------

                                                               Table of Contents


          Fund Commentaries and Performance .....................    2

          Portfolios of Investments .............................   14

          Statement of Assets and Liabilities ...................   44

          Statement of Operations ...............................   48

          Statement of Changes in Net Assets ....................   50

          Financial Highlights ..................................   52

          Notes to Financial Statements .........................   54



Forward Funds are distributed by First Data Distributors, Inc. For more complete information about Forward Funds, including obtaining a prospectus, please visit our Web site at www.forwardfunds.com or call 1-800-999-6809. Read it carefully before investing or sending money.


--------------------------------------------------------------------------------
                                        1                      December 31, 1998

--------------------------------------------------------------------------------




Dear Shareholders,

We are pleased to present the first Forward Funds annual report for the fiscal year ended December 31, 1998.

Forward Funds offers investment opportunities in U.S. and international equities, global bonds, U.S. small-capitalization stocks and in a global asset allocation fund. We have selected the following advisor and sub-advisors to manage our Funds:

      The Small Capitalization Stock Fund: Hoover Capital Management, LLC
       The International Equity Fund: Templeton Investment Counsel, Inc.
              The Equity Fund: Barclays Global Fund Advisors, Inc.
        The Global Bond Fund: Pacific Investment Management Co. (PIMCO)
    The Global Asset Allocation Fund: Webster Investment Management Co., LLC

The advisor and each of the sub-advisors have provided commentaries regarding their investment advisory services on your behalf during the past year. We believe that you will find this information to be of value.

Thank you for your interest in Forward Funds. Our primary objective is to continue to serve our clients.

Sincerely,


Forward Funds, Inc.



Investment Advisor: Webster Investment Management Company, LLC, San Francisco,
CA

Note: The views expressed in this report reflect those of the Advisor and/or Sub-Advisors only through the period of this report as stated on the cover. Their views are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
December 31, 1998                      2

                      The Small Capitalization Stock Fund

--------------------------------------------------------------------------------

                                Fund Commentary



The Fund commenced operations on October 1, 1998 and, as is common with new funds, had a large cash position for some time after its inception.

Market volatility early in the fourth quarter worked to our advantage, enabling us to put the Fund's cash to work in stocks that we believed were attractively valued. Small-cap stocks subsequently rebounded in the latter half of October, driven by interest rate cuts and heightened merger-and-acquisition activity. Three of our holdings -- Calmat Co., The Learning Company, Inc. and Irvine Apartment Communities -- received buyout offers during the fourth quarter, all at prices substantially above our cost.

On a sector basis, the Fund also benefited from technology and consumer-oriented stocks. A number of "special situation stocks," such as Osteotech, Inc. and American Woodmark Corp., also contributed portfolio gains. Less beneficial were our investments in the basic materials and energy sectors. Companies in both sectors have continued to grapple with commodity prices that are, in many cases, at 10- or even 20-year lows. With that in mind, we believe there continue to be many compelling opportunities in basic materials and energy sectors.

Looking ahead, we believe that in 1999, stock selection will begin to matter more than it has in recent years. We plan to continue to apply our value-oriented strategy, which seeks companies that are not only undervalued but also possess a growth catalyst that we believe will earn them a higher share price in the future.





--------------
Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.




--------------------------------------------------------------------------------
December 31, 1998                      4

                      The Small Capitalization Stock Fund

--------------------------------------------------------------------------------



             Weightings by Industry as a Percentage of Net Assets on
                                    12/31/98


                            [PIE CHART APPEARS HERE]


          Other Industries                                12.24%
          Net Other Assets and Liabilities                14.13%
          Technology                                      17.75%
          Finance                                          6.15%
          Capital Goods and Construction                  11.16%
          Consumer Cyclical                               21.93%
          Consumer Staples                                 9.88%
          Energy                                           6.76%


                 Comparative Fund Performance Since Inception*


        Small Capitalization Stock Fund            Russell 2000 Index**
                   13.99%                                 16.31%

*    Past performance is not indicative of future performance. Fund inception:
     10/1/98.
**   The Russell 2000 Index is unmanaged and investors cannot invest in the index.
--------------------------------------------------------------------------------
                                        5                      December 31, 1998

                         The International Equity Fund

--------------------------------------------------------------------------------

                                Fund Commentary

In 1998, cheap stocks and markets generally got cheaper, while pricey stocks and markets became even more expensive. This was true not just in the United States, but in several other countries around the world. In Europe, for example, growth stocks continued to dominate. The emerging markets, which had already dropped significantly in the last half of 1997, remained depressed for the most part. This divergence worked against the Fund, which has more exposure to the emerging markets than does our benchmark, the Morgan Stanley All Country World Index(1).

As the accompanying chart of the Fund's geographical weightings shows the Fund had most (58.0%) of the portfolio invested in the United Kingdom and other developed markets of Europe as of December 31. Latin America was the Fund's next-largest regional weighting at 11.8% of the portfolio, followed by Asia at 11.2%. The remainder of the net assets were divided about equally between North America and Australia/New Zealand, with a small weighting in the Mid-East/Africa.

Growth also dominated value on a sector basis. As in the United States, technology, pharmaceuticals and telecommunications stocks led a number of overseas markets. The shares of commodity producers in the oil, paper and metals/mining sectors continued to slump. With many commodities now at 10- or even 20-year lows, we believe that these stocks hold significant potential and we have maintained the Fund's overweighting in them relative to its benchmark. As the accompanying chart of the Fund's industry weightings indicates, 12.5% of the portfolio was invested in the materials sector and 12.4% in the energy sector at the end of 1998. The Fund's largest sector weighting was finance, at 23.4% of the portfolio, followed by services at 18.0% and capital equipment at 14.8%.

As we look ahead to 1999, we believe that investors will refocus on valuations, a trend that should benefit our portfolio of relatively inexpensive but high-quality stocks.

-------------------------
(1) The Morgan Stanley World (ex. U.S.) Index is unmanaged and investors cannot invest in the index.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. (See Note 7 to the Financial Statements)


--------------------------------------------------------------------------------
December 31, 1998                      6

                         The International Equity Fund

--------------------------------------------------------------------------------

                            [PIE CHART APPEARS HERE]



             Weightings by Country as a Percentage of the Portfolio
                                  on 12/31/98



          Latin America                          11.8%
          Australia/New Zealand                   7.8%
          Asia                                   11.2%
          Other Assets                            1.0%
          Mid-East/Africa                         2.7%
          North America                           7.5%
          Europe                                 58.0%


            Weightings by Industry as a Percentage of the Portfolio
                                  on 12/31/98

                            [PIE CHART APPEARS HERE]

          Multi-Industry                          9.0%
          Finance                                23.4%
          Short Term & Other                      1.1%
          Services                               18.0%
          Energy                                 12.4%
          Materials                              12.5%
          Capital Equipment                      14.8%
          Consumer Goods                          8.8%


                 Comparative Fund Performance Since Inception*


        International Equity Fund       MSCI World (ex. U.S.) Index
               13.23%                             20.55%

*    Past performance is not indicative of future performance. Fund inception:
     10/1/98.

--------------------------------------------------------------------------------
                                       7                       December 31, 1998

                                The Equity Fund

--------------------------------------------------------------------------------

                                Fund Commentary


The past year was difficult for active managers, as investors continued to favor the market's largest and, in many cases, most expensively-valued stocks. That trend was reflected in the Fund's performance since inception relative to its benchmark, the Russell 3000 Index(1). The Fund's strategy of emphasizing companies trading at attractive relative valuations confronted an unusually hostile market environment, as stocks trading at high valuation multiples, such as Pfizer, Inc. and Cisco Systems, Inc., significantly outpaced the rest of the market. Investors "fled to quality" to cope with increased volatility during the market slide and rebound in the second half of the year, which further boosted growth relative to value. In addition, the narrowness of the market provided fewer opportunities than usual for the Fund to outperform. In spite of these challenges, the Fund's return was helped by our rigorous risk controls, which enabled us to avoid large bets in any one industry or company, and our focus on limiting turnover and trading costs.

We have adhered to our investment approach this year. Using quantitative screening, we systematically collect and analyze data on more than 4,000 U.S. companies. We evaluate stock valuations from a number of perspectives, as well as monitor a variety of corporate management and market information. We believe that this systematic approach, based on proven economic and financial principles will enable us to select undervalued securities likely to outperform the market. While the market's near-term direction is always uncertain, we believe this will be a very effective strategy in 1999 and beyond.





--------------------
(1) The Russell 3000 Index is unmanaged and investors cannot invest in the index.

--------------------------------------------------------------------------------
December 31, 1998                      8

                                The Equity Fund

--------------------------------------------------------------------------------

              Weightings by Industry as a Percentage of Net Assets
                                  on 12/31/98

                            [PIE CHART APPEARS HERE]

          Net Other Assets and Liabilities              0.61%
          Other Industries                             28.23%
          Utilities                                     6.65%
          Telecommunications                            7.37%
          Technology                                   17.20%
          Chemicals and  Drugs                         10.08%
          Consumer Cyclicals                            8.75%
          Finance                                      15.95%
          Retail                                        5.16%



                 Comparative Fund Performance Since Inception*


                 Equity Fund               Russell 3000 Index
                   20.93%                         21.43%

*    Past performance is not indicative of future performance. Fund inception:
     10/1/98.


--------------------------------------------------------------------------------
                                       9                       December 31, 1998

                              The Global Bond Fund

--------------------------------------------------------------------------------

                                Fund Commentary


Global bond markets were split along East-West lines during the fourth quarter. The U.S. and Europe advanced while Japan continued to tread water. Over the period, the Fund maintained a diversified exposure in the U.S. and major European bond markets. Although the U.S. bond market did gain some ground during the fourth quarter, European issues were generally stronger. Over the long term, we believe that U.S. interest rates will decline further to counter the effects of a potential slowdown in European economies and continued economic turmoil in Asia.

Although we generally keep the Fund's country and currency weightings within a moderate range of the benchmark's, we have chosen to deviate significantly from the index in Japan. The Fund had no direct exposure to that country's bond market during the fourth quarter. When interest rates in Japan rose sharply in December, the Fund's performance benefited relative to the benchmark. Japan's economy continued to struggle during the third and fourth quarters of 1998, despite interest rates of less than 1% for bonds with maturities as long as 20 years. For Japan's economy to revive, we believe it needs to kick-start its export sector by devaluing its currency. As a result, we have taken an underweight position on the Yen. This decision worked against the Fund during the fourth quarter, when declining U.S. interest rates buoyed the Yen. Over the long term, however, we believe this position will be rewarded. We recently increased the Fund's weighting in Japanese bonds, but we expect to remain underweighted there from both a bond and a currency standpoint.







----------------
(1) Salomon Brothers World Government Bond Index (Dollar hedged) is unmanaged and investors cannot invest in the index.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation. (See Note 7 to the Financial Statements)

--------------------------------------------------------------------------------
December 31, 1998                      10

                              The Global Bond Fund

--------------------------------------------------------------------------------

             Weightings by Country as a Percentage of Total Assets
                                  on 12/31/98

                            [PIE CHART APPEARS HERE]

          Other Investments                          12.47%
          United Kingdom                             10.39%
          Italy                                       4.00%
          United States                              24.92%
          Canada                                      4.88%
          Greece                                      3.67%
          Germany                                     3.79%
          Cash & Cash Equivalents                    35.88%



              Weightings by Sector as a Percentage of Total Assets
                                  on 12/31/98

                            [PIE CHART APPEARS HERE]

          Corporate Bonds                                3.93%
          Government and Government Agency              56.94%
          Supranationals                                 3.25%
          Cash and Cash Equivalents                     35.88%



                 Comparative Fund Performance Since Inception*


                                               Salomon Brothers
        Global Bond Fund        World Government Bond Index (Dollar hedged)
            -0.20%                                  0.33%


*    Past performance is not indicative of future performance. Fund inception:
     10/1/98.

--------------------------------------------------------------------------------
                                       11                      December 31, 1998

                        The Global Asset Allocation Fund

--------------------------------------------------------------------------------

                                Fund Commentary


The Global Fund, whose operations commenced on April 1, 1998, initially invested directly in securities, but effective October 1, 1998 commenced operating as a fund-of-funds and was renamed The Global Asset Allocation Fund.

The Fund's performance from its inception on April 1, 1998 through December 31 reflected one of the more volatile periods in global markets over the past decade. The U.S. market rallied, but its advance was rather narrow. The largest and most expensive blue chips dominated, while small-cap shares and value stocks continued to underperform. Although several international markets were also strong during the latter half of 1998, the emerging markets generally remained subdued.

Our investment approach remains strategic rather than tactical in nature. Unless we expect market or macroeconomic fundamentals to shift dramatically, we intend to maintain a classical institutional asset allocation of approximately 70% in equity funds (composed of 35% core, 20% international equities and 10% small cap) and roughly 30% in bonds and cash. In keeping the Fund's portfolio weightings consistent, the actual percentages invested indirectly in each asset class will naturally vary within a certain range of the target weighting.

The Fund's U.S. equity component (which made up about 42% of assets during 1998) contributed gains to the Fund's performance. Our portfolio managers of the underlying Funds follow a value-oriented strategy. Growth stocks in the U.S. and European markets outperformed value stocks in 1998.

We added a U.S. small-cap component to the Fund at the start of the fourth quarter. This enabled the Fund to participate in the sector's fall rally. Although small-caps underperformed larger-cap stocks during much of 1998, our small-cap portfolio managers believe that small-caps are poised for more competitive performance in 1999.


-----------------
Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.


--------------------------------------------------------------------------------
December 31, 1998                      12

                        The Global Asset Allocation Fund

--------------------------------------------------------------------------------

                        Investment Holdings on 12/31/98

                            [PIE CHART APPEARS HERE]

          Global Bond                               29.77%
          International Equity                      23.28%
          Small Cap                                 10.45%
          Equity                                    36.50%


                       Growth of $10,000 Since Inception

                           [LINE GRAPH APPEARS HERE]


                   Global Asset Allocation Fund     MSCI All Country World Index

    4/1/98                   10,000                           10,000
   6/30/98                    9,900                           10,212
   9/30/98                    8,900                            8,997
  12/31/98                    9,845                           10,906


                 Comparative Fund Performance Since Inception*


        Global Asset Allocation Fund    MSCI All Country World Index
                  -1.55%                           9.06%


*    Past performance is not indicative of future performance. Fund inception:
     4/1/98.

--------------------------------------------------------------------------------
                                       13                      December 31, 1998

--------------------------------------------------------------------------------
The Small Capitalization Stock Fund
Portfolio of Investments

                                                                       Value
    Shares                                                            (Note 2)
   --------                                                          ----------

COMMON STOCKS - 85.87%

                Basic Materials - 2.29%

     6,800    Calmat Co. .......................................     $  209,950
    43,600    Oregon Steel Mills, Inc. .........................        517,750
                                                                     -----------
                                                                        727,700
                                                                     -----------

              Capital Goods and Construction - 11.16%
    12,500    Dura Automotive Systems, Inc.* ...................        426,562
    18,600    Granite Construction, Inc. .......................        624,262
    10,300    Knoll, Inc.* .....................................        305,137
    43,900    Mobile Mini, Inc.* ...............................        471,925
    18,600    NCI Building Systems, Inc.* ......................        523,125
    11,500    Quanex Corp. .....................................        258,750
    10,100    Republic Services, Inc. , Class A* ...............        186,219
    21,400    Wallace Computer Services, Inc. ..................        564,425
    12,600    White Cap Industries, Inc.* ......................        192,150
                                                                     -----------
                                                                      3,552,555
                                                                     -----------

              Consumer Cyclical - 21.93%
    11,000    American Woodmark Corp. ..........................        376,750
    10,400    Anchor Gaming* ...................................        586,300
    24,800    Building Materials Holding Corp.* ................        300,700
     4,300    Burlington Coat Factory Warehouse* ...............        223,481
     4,000    Coachmen Industries, Inc. ........................        105,000
    12,000    Cost Plus, Inc. * ................................        702,800
    15,600    Cunningham Graphics International, Inc.* .........        237,900
     5,000    Ethan Allen Interiors, Inc.* .....................        205,000
     7,900    Fred's, Inc. .....................................        118,500
    24,000    Hollywood Entertainment Corp.* ...................        654,000
    13,000    Jones Apparel Group, Inc.* .......................        286,812
    10,700    McClatchy Co. ....................................        378,512
    14,700    Michaels Stores, Inc.* ...........................        265,978
    16,200    Micro Warehouse, Inc.* ...........................        547,762
    10,800    Midas, Inc. ......................................        336,150
     9,600    National Presto Industries, Inc.* ................        409,200
    18,200    Nautica Enterprises, Inc. ........................        273,000
     1,530    North Face, Inc. .................................        198,900
    26,200    Pier 1 Imports, Inc.* ............................        253,812
     9,500    St. John Knits, Inc.* ............................        247,000
     8,600    Steinway Musical Instruments* ....................        275,600
                                                                     -----------
                                                                      6,983,157
                                                                     -----------

--------------------------------------------------------------------------------

December 31, 1998                      14      See Notes to Financial Statements

--------------------------------------------------------------------------------
                                             The Small Capitalization Stock Fund
                                                        Portfolio of Investments

                                                                        Value
    Shares                                                             (Note 2)
   --------                                                          -----------

              Consumer Staples - 9.88%
    23,700    Central Garden & Pet Co.* ........................     $  340,688
    17,700    Foodmaker, Inc.* .................................        389,400
    22,900    Helen of Troy Ltd.* ..............................        336,344
    13,000    Provant, Inc.* ...................................        282,750
    20,300    Romac International, Inc. * ......................        451,675
    15,200    Sonic Corp. * ....................................        378,100
    12,800    Steiner Leisure Ltd.* ............................        409,600
    34,600    Taco Cabana, Class A* ............................        268,150
     9,500    Travel Services International, Inc.* .............        289,750
                                                                     -----------
                                                                      3,146,457
                                                                     -----------

              Energy - 6.76%
    25,500    Brown (Tom), Inc.* ...............................        255,797
    21,100    Forest Oil Corp.* ................................        179,350
    17,100    Smith International, Inc. ........................        430,706
     8,800    Stone Energy Corp.* ..............................        253,000
    38,900    Tuboscope, Inc.* .................................        316,063
    37,900    Varco International, Inc.* .......................        293,725
    21,900    Weatherford International, Inc.* .................        424,313
                                                                     -----------
                                                                      2,152,954
                                                                     -----------

              Finance - 6.15%
    17,600    Bank of Commerce, San Diego ......................        294,800
    22,800    CNA Surety Corp. .................................        359,100
     8,200    Chicago Title Corp. ..............................        384,888
    13,400    Legg Mason, Inc. .................................        422,938
    13,500    Westamerica Bancorporation .......................        496,125
                                                                     -----------
                                                                      1,957,851
                                                                     -----------

              Healthcare - 4.66%
    14,500    Ballard Medical Products .........................        352,531
    18,700    Dura Pharmaceuticals, Inc.* ......................        284,006
     6,300    Osteotech, Inc.* .................................        292,950
     9,500    Renal Care Group, Inc.* ..........................        273,719
    11,600    Safeskin Corp.* ..................................        279,850
                                                                     -----------
                                                                      1,483,056
                                                                     -----------

              Real Estate - 0.64%
    14,200    Catellus Development Corp.* ......................        203,238
                                                                     -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements       15                     December 31, 1998

--------------------------------------------------------------------------------
The Small Capitalization Stock Fund
Portfolio of Investments

                                                                        Value
     Shares                                                            (Note 2)
    --------                                                         -----------

              Technology - 17.75%
    15,100    Autodesk, Inc.* ..................................     $  644,581
    19,200    Barra, Inc.* .....................................        453,600
    18,200    CBT Group PLC, ADR* ..............................        270,725
    12,200    CCC Information Services Group* ..................        210,450
    14,100    CTS Corp. ........................................        648,150
     8,500    General Cable Corp.* .............................        174,250
    15,800    Hutchinson Technology* ...........................        562,875
     4,700    Kronos, Inc.* ....................................        208,269
    20,400    Learning Company, Inc. (The)* ....................        529,125
    22,000    Platinum Software Corp.* .........................        281,875
     4,800    Powerhouse Technologies, Inc.* ...................         69,600
    28,500    Remec, Inc.* .....................................        513,000
    14,400    Saville Systems Ireland, ADR* ....................        273,600
    19,100    Security Dynamics Technology, Inc.* ..............        439,300
    12,400    Tektronix, Inc.* .................................        372,775
                                                                    ------------
                                                                      5,652,175
                                                                    ------------
              Transportation - 4.65%
    11,300    Carey International, Inc. * ......................        197,750
    15,000    Consolidated Freightways Corp.* ..................        238,125
    17,500    Convergys Corp.* .................................        391,563
     7,200    Skywest, Inc. ....................................        268,038
    16,500    United Road Services, Inc.* ......................        384,038
                                                                    ------------
                                                                      1,479,514
                                                                    ------------

Total Common Stocks ............................................     27,338,657
(Cost $24,711,910)                                                  ------------

Total Investments - 85.87% .....................................     27,338,657
(Cost $24,711,910)                                                  ------------

Net Other Assets and Liabilities - 14.13% ......................      4,498,849
                                                                    ------------

Net Assets - 100.00% ...........................................    $31,837,506
                                                                    ============


-------------------------------------
*    Non-income producing security.
ADR  American Depository Receipt.


--------------------------------------------------------------------------------

December 31, 1998                      16      See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                   The International Equity Fund
                                                        Portfolio of Investments

                                                                       Value
     Shares                                                           (Note 2)
    --------                                                        ------------

COMMON STOCKS - 97.25%

                Argentina - 3.12%
    48,500    Perez Companc SA, Class B ........................     $  205,347
     8,710    Telefonica de Argentina SA .......................        243,336
     9,825    YPF Sociedad Anonima .............................        274,486
                                                                    ------------
                                                                        723,169
                                                                    ------------

              Australia - 6.97%
    30,150    Broken Hill Proprietary Co. Ltd. .................        222,062
    73,600    Cable & Wireless Optus Ltd. * ....................        154,700
              174,928 HIH Insurance Ltd. .......................        231,543
    52,000    Mayne Nickless Ltd. ..............................        192,787
    28,930    National Australia Bank Ltd. .....................        436,116
              103,425 Pacific Dunlop Ltd. ......................        167,320
    98,810    Pioneer International Ltd., ADR ..................        209,092
                                                                    ------------
                                                                      1,613,620
                                                                    ------------

              Austria - 1.24%
     3,310    VA Technologie AG ................................        286,856


              Belgium - 2.53%
     1,000    Electrabel SA ....................................        436,795
     3,960    Union Miniere SA .................................        149,831
                                                                    ------------
                                                                        586,626
                                                                    ------------

              Brazil - 1.94%
    26,715    Banco Bradesco SA, ADR ...........................        148,145
    15,075    Centrais Electricas Brasileiras SA
              (Electrobras), ADR ...............................        145,097
     1,508    Centrais Geradoras do Sul do
              Brasil SA (Gerasul), ADR * .......................          9,422
    11,500    Companhia Vale do Rio Doce, ADR ..................        147,315
                                                                    ------------
                                                                        449,979
                                                                    ------------

              Canada - 4.92%
    25,505    Agrium, Inc. .....................................        221,575
    38,925    Methanex Corp. * .................................        203,290
    15,040    Newbridge Networks Corp. * .......................        456,840
    13,800    Renaissance Energy Ltd. * ........................        157,207
     9,090    Sobeys Canada, Inc. * ............................        101,329
                                                                    ------------
                                                                      1,140,241
                                                                    ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements      17                      December 31, 1998

--------------------------------------------------------------------------------

The International Equity Fund
Portfolio of Investments


                                                                        Value
     Shares                                                            (Note 2)
    --------                                                        ------------

              Chile - 1.46%
     6,800    Cia de Telecomunicaciones de Chile SA, ADR .......     $  140,675
    12,310    Gener SA, ADR ....................................        196,960
                                                                    ------------
                                                                        337,635
                                                                    ------------

              Denmark - 2.01%
     5,155    Unidanmark A/S, Class A ..........................        465,746
                                                                    ------------

              Egypt - 0.90%
    14,664    Commercial International Bank, GDR ...............        112,180
     6,520    Suez Cement Co., GDR (B) .........................         97,191
                                                                    ------------
                                                                        209,371
                                                                    ------------

              Finland - 4.53%
    26,470    Kemira Oyj .......................................        189,481
    58,690    Merita Plc, A Shares .............................        370,629
    29,900    Stora Enso Oyj, R Shares .........................        267,396
    15,255    The Rauma Group ..................................        221,393
                                                                    ------------
                                                                      1,048,899
                                                                    ------------

              France - 6.51%
    11,440    Alcatel ..........................................        279,565
     2,730    Compagnie Financiere de Paribas ..................        237,160
     6,040    Eramet SLN .......................................        181,384
     5,180    Rhone-Poulenc SA .................................        266,458
     5,790    Scor .............................................        382,652
     2,930    Sylea SA .........................................        161,933
                                                                    ------------
                                                                      1,509,152
                                                                    ------------

              Germany - 3.76%
     3,680    Deutsche Bank AG .................................        216,535
     1,090    Muenchener Rueckversicherungs-
              Gesellschaft AG ..................................        358,460
        43    Muenchener Rueckversicherungs-
              Gesellschaft AG (A) ..............................         20,825
    17,220    Volkswagen AG, ADR ...............................        275,021
                                                                    ------------
                                                                        870,841
                                                                    ------------


--------------------------------------------------------------------------------

December 31, 1998                      18      See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                   The International Equity Fund
                                                        Portfolio of Investments


                                                                       Value
     Shares                                                           (Note 2)
    --------                                                        ------------

              Hong Kong - 6.60%
    30,000    Cheung Kong (Holdings) Ltd. ......................     $  215,873
   210,831    Hong Kong Telecommunications Ltd. ................        368,728
   123,500    Hong Kong Electric Holdings Ltd. .................        374,600
   334,000    National Mutual Asia Ltd. ........................        250,039
   105,000    SmarTone Telecommunications Holdings Ltd. ........        291,381
    44,000    Swire Pacific Ltd., Class B ......................         29,248
                                                                    ------------
                                                                      1,529,869
                                                                    ------------

              Israel - 1.34%
     7,650    Teva Pharmaceutical Industries Ltd., ADR .........        311,259
                                                                    ------------

              Japan - 3.99%
    17,000    Kurita Water Industries Ltd. .....................        249,422
    92,000    Mitsubishi Paper Mills ...........................        282,094
     4,835    Sony Corp., ADR ..................................        346,911
     8,000    Yamato Kogyo Co. Ltd. ............................         46,299
                                                                    ------------
                                                                        924,726
                                                                    ------------

              Mexico - 3.00%
    60,000    Alfa SA de CV ....................................        164,462
   201,725    Desc SA de CV ....................................        171,074
     7,400    Telefonos de Mexico SA, ADR ......................        360,288
                                                                    ------------
                                                                        695,824
                                                                    ------------

              Netherlands - 4.49%
     4,800    ING Groep NV .....................................        292,543
     7,160    Koninklijke (Royal) Philips Electronics NV .......        480,204
    18,530    Otra NV ..........................................        241,648
       445    Wereldhave NV ....................................         25,226
                                                                    ------------
                                                                      1,039,621
                                                                    ------------

              New Zealand - 0.81%
    98,840    Fletcher Challenge Energy ........................        187,235
                                                                    ------------

              Norway - 2.11%
    18,840    Elkem ASA ........................................        225,630
    15,719    Fokus Bank ASA ...................................        156,188
     6,500    Kvaerner, Plc, B Shares ..........................        106,930
                                                                    ------------
                                                                        488,748
                                                                    ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements      19                      December 31, 1998

--------------------------------------------------------------------------------

The International Equity Fund
Portfolio of Investments


                                                                       Value
     Shares                                                           (Note 2)
    --------                                                        ------------
              Peru - 0.50%
    12,750    Credicorp Ltd. ...................................     $  114,750
                                                                    ------------

              South Africa - 0.42%
    90,880    Illovo Sugar Ltd. ................................         96,431
                                                                    ------------

              Spain - 1.48%
     6,450    Repsol SA ........................................        343,558
                                                                    ------------

              Sweden - 5.58%
    12,500    Autoliv, Inc., Swedish Depository Receipt ........        447,706
    10,890    Mo och Domsjo AB (MoDo), B Shares ................        236,571
    29,900    Saab AB, B Shares * ..............................        312,810
     9,800    Volvo AB, A Shares ...............................        218,924
     3,400    Volvo AB, B Shares ...............................         77,836
                                                                    ------------
                                                                      1,293,847
                                                                    ------------

              Switzerland - 4.83%
     1,395    Danzas Holding AG ................................        589,079
       715    Zurich Allied AG .................................        529,418
                                                                    ------------
                                                                      1,118,497
                                                                    ------------

              Thailand - 0.52%
    58,500    Bangkok Bank Public Co. Ltd. .....................        120,702
                                                                    ------------

              United Kingdom - 21.05%
     8,755    Ace Ltd. .........................................        301,500
    20,800    British Steel, Plc ...............................         30,779
    86,507    BTR, Plc .........................................        178,350
    86,250    Caradon, Plc .....................................        146,272
   194,000    Christian Salvesen, Plc ..........................        291,912
     3,980    EXEL Ltd., Class A ...............................        298,500
    41,666    General Electric Co., Plc ........................        375,822
    60,000    Hogg Robinson, Plc ...............................        206,002
    76,500    Inchcape, Plc ....................................        163,443
    77,500    Laird Group, Plc .................................        211,967
    34,350    McKechnie, Plc ...................................        205,889
     7,600    National Power, Plc, ADR .........................        279,300
    16,050    National Westminster Bank, Plc ...................        309,286
    34,020    Next, Plc ........................................        279,423
   143,100    Pilkington, Plc ..................................        141,566

--------------------------------------------------------------------------------

December 31, 1998                      20      See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                   The International Equity Fund
                                                        Portfolio of Investments


                                                                        Value
    Shares                                                             (Note 2)
    ------                                                             --------

              United Kingdom  (continued)
    53,329    Safeway, Plc .....................................     $  267,776
     6,890    Shell Transport & Trading Co., ADR ...............        256,222
    78,498    Storehouse, Plc ..................................        178,805
    44,490    Tate & Lyle, Plc .................................        247,804
    19,011    The Peninsular & Oriental
                Stream Navigation Co. ..........................        224,580
    84,775    The Weir Group, Plc ..............................        281,902
                                                                     -----------
                                                                      4,877,100
                                                                     -----------

              Venezuela - 0.64%
     8,333    Cia Anonima Nacional Telefonos
                de Venezuela (CANTV), ADR ......................        148,432
                                                                     -----------

              Total Common Stocks ..............................     22,532,734
              (Cost $26,793,051)                                     -----------

PREFERRED STOCK - 1.07%

              Brazil - 1.07%
     3,425    Telecomunicacoes Brasileiras SA
                (Telebras), ADR * ..............................        248,955
                                                                     -----------
              Total Preferred Stock ............................        248,955
              (Cost $438,669)                                        -----------

WARRANT - 0.01%

              Germany - 0.01%
        43    Muenchener Rueckversicherungs-
                Gesellschaft AG ................................          2,000
                                                                     -----------

              Total Warrant ....................................          2,000
              (Cost $724)                                            -----------



--------------------------------------------------------------------------------
See Notes to Financial Statements      21                      December 31, 1998

--------------------------------------------------------------------------------

The International Equity Fund
Portfolio of Investments


                                                                     Value
  Par Value                                                         (Note 2)
  ---------                                                         --------

TIME DEPOSIT - 3.26%

        Cayman Islands - 3.26%
USD     755,000 Den Danske Bank Time Deposit
         4.50%, 01/04/99 ...............................         $      755,000
                                                                 ---------------
        Total Time Deposit..............................                755,000
        (Cost $755,000)                                          ---------------


Total Investments - 101.59% ............................             23,538,689
(Cost $27,987,444)                                               ---------------


Net Other Assets and Liabilities - (1.59)% .............               (369,071)
                                                                 ---------------

Net Assets - 100.00% ...................................         $   23,169,618
                                                                 ===============

-------------------------------------
*    Non-income producing security.
(A)  Ownership may only be transferred at the permission of the issuer.
(B) Security exempt from registration under 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. On December 31, 1998 these securities amounted to $97,191 or 0.42% of net assets.
ADR  American Depository Receipt
GDR  Global Depository Receipt
USD  United States Dollar

At December 31, 1998 sector diversification was as follows:

                                                        % of the
Sector Diversification                                  Portfolio       Value

Finance .......................................           23.4%     $ 5,508,053
Services ......................................           18.0        4,236,964
Capital Equipment .............................           14.8        3,483,726
Materials .....................................           12.5        2,942,336
Energy ........................................           12.4        2,918,797
Multi-Industry ................................            9.0        2,118,482
Consumer Goods ................................            8.8        2,071,405
Short-Term & Other Investments ................            1.1          258,926
                                                       ----------   ------------

TOTAL INVESTMENTS                                        100.0%     $23,538,689
                                                       ==========   ============


--------------------------------------------------------------------------------
December 31, 1998                      22      See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 The Equity Fund
                                                        Portfolio of Investments


                                                                       Value
    Shares                                                            (Note 2)
    ------                                                            --------

COMMON STOCKS - 99.39%
              Aerospace / Airlines - 1.16%
       200    AMR Corp. * ......................................     $   11,875
     4,200    Boeing Co. .......................................        137,025
     2,800    Delta Air Lines, Inc. ............................        145,600
     1,000    Gulfstream Aerospace Corp. * .....................         53,250
     1,200    Kaman Corp., Class A .............................         19,275
       200    Lockheed Martin Corp. ............................         16,950
       700    Nichols Research Corp. * .........................         14,613
       100    Northwest Airlines Corp. * .......................          2,556
       400    Raytheon Co., Class B ............................         21,300
                                                                     -----------
                                                                        422,444
                                                                     -----------

              Agriculture - 0.26%
       500    IMC Global, Inc. .................................         10,688
     2,200    Scotts Co. (The), Class A * ......................         84,563
                                                                     -----------
                                                                         95,251
                                                                     -----------

              Auto Repair / Auto Parts - 0.72%
       300    Arvin Industries, Inc. ...........................         12,506
     2,500    Eaton Corp. ......................................        176,719
     1,400    Standard Products Co. ............................         28,525
       800    TRW, Inc. ........................................         44,950
                                                                     -----------
                                                                        262,700
                                                                     -----------

              Basic Materials - 1.95%
     1,100    ACX Technologies, Inc. * .........................         14,575
       300    Aluminum Company of America, Inc. ................         22,369
       800    Caraustar Industries, Inc. .......................         22,850
     2,300    Carbide/Graphite Group, Inc. * ...................         33,925
       700    Century Aluminum Co. .............................          6,606
     2,400    Minnesota Mining and Manufacturing Co. ...........        175,200
       300    Newmont Mining Corp. .............................          5,419
       750    Shorewood Packaging Corp. ........................         15,375
     5,900    Timken Co. .......................................        111,363
     1,600    Vulcan Materials Co. .............................        210,500
     2,800    Willamette Industries, Inc. ......................         93,800
                                                                     -----------
                                                                        711,982
                                                                     -----------


--------------------------------------------------------------------------------
See Notes to Financial Statements      23                      December 31, 1998

--------------------------------------------------------------------------------

The Equity Fund
Portfolio of Investments



                                                                        Value
    Shares                                                            (Note 2)
    ------                                                           ----------

              Business Services - 2.51%
     2,700    America Online, Inc. * ...........................     $  432,000
     2,000    Caribiner International, Inc. * ..................         18,250
     3,700    Cendant Corp. * ..................................         70,531
     4,900    Dames & Moore Group ..............................         63,087
     2,000    Donnelley (R.R.) & Sons Co. ......................         87,625
     2,000    Electronic Data Systems Corp. ....................        100,500
     2,200    FirstMerit Corp. .................................         59,125
     4,400    Newpark Resources, Inc. * ........................         29,975
       900    Pride International, Inc. * ......................          6,356
     2,890    R&B Falcon Corp. * ...............................         22,036
       900    Sterling Software, Inc. * ........................         24,356
       100    Superior Services, Inc. * ........................          2,006
                                                                     ----------
                                                                        915,847
                                                                     ----------


              Capital Goods - 0.21%
     2,500    Aeroquip-Vickers, Inc. ...........................         74,844
                                                                     ----------


              Chemicals and Drugs - 10.08%
     4,000    Abbott Laboratories ..............................        196,000
     2,000    Albemarle Corp. ..................................         47,500
     7,400    American Home Products Corp. .....................        416,712
       500    Bausch & Lomb, Inc. ..............................         30,000
     1,800    Becton, Dickinson and Co. ........................         76,837
     4,100    Bristol-Myers Squibb Co. .........................        548,631
       500    Cambrex Corp. ....................................         12,000
     3,600    duPont (E.I.) deNemours & Co. ....................        202,725
     2,400    Engelhard Corp. ..................................         46,800
     5,500    Ferro Corp. ......................................        143,000
       100    FMC Corp. * ......................................          5,600
       300    General Chemical Group, Inc. .....................          4,162
    10,700    IVAX Corp. * .....................................        133,081
     3,300    Lyondell Chemical Co. ............................         59,400
     5,600    Mallinckrodt, Inc. ...............................        172,550
     4,400    Merck & Co., Inc. ................................        649,825
       400    Owens & Minor, Inc. ..............................          6,300
     1,000    Pharmacia & Upjohn, Inc. .........................         56,625
     8,300    Philip Morris Cos., Inc. .........................        444,050
     7,400    Schering-Plough Corp. ............................        408,850
       400    Solutia, Inc. ....................................          8,950
                                                                     ----------
                                                                      3,669,598
                                                                     ----------


--------------------------------------------------------------------------------
December 31, 1998                     24       See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 The Equity Fund
                                                        Portfolio of Investments



                                                                       Value
     Shares                                                           (Note 2)
    --------                                                          --------

              Construction - 0.27%
       900    Centex Construction Products, Inc. ...............     $   36,562
       200    Giant Cement Holding, Inc. * .....................          4,950
       500    Lennar Corp. .....................................         12,625
       300    Martin Marietta Materials, Inc. ..................         18,656
       500    USG Corp. ........................................         25,469
                                                                     ----------
                                                                         98,262
                                                                     ----------


              Consumer Cyclical - 8.75%
     2,300    ADVO, Inc. * .....................................         60,662
       210    Archer-Daniels-Midland Co. .......................          3,609
     3,200    Best Buy Co., Inc. * .............................        196,400
       200    Bestfoods ........................................         10,650
       400    Brunswick Corp. ..................................          9,900
       300    Catalina Marketing Corp. * .......................         20,512
     7,600    Coca-Cola Co. ....................................        508,250
     1,500    Coca-Cola Enterprises, Inc. ......................         53,625
     1,600    Darden Restaurants, Inc. .........................         28,800
     1,200    Dole Food Co., Inc. ..............................         36,000
     2,500    Earthgrains Co. ..................................         77,344
     3,500    Ford Motor Co. ...................................        205,406
     4,600    General Motors Corp. .............................        329,475
       900    Hannaford Brothers Co. ...........................         47,700
       800    Herbalife International, Inc., Class A ...........         11,400
     1,400    Hormel Foods Corp. ...............................         45,850
     2,000    Interstate Bakeries Corp. ........................         52,875
     1,000    McDonald's Corp. .................................         76,625
     4,800    NPC International, Inc. * ........................         57,900
     6,900    PepsiCo, Inc. ....................................        282,469
     6,100    Procter & Gamble Co. .............................        557,006
     1,100    Ralcorp Holdings, Inc. * .........................         20,075
     1,400    RJR Nabisco Holdings Corp. .......................         41,563
     4,200    Ryan Family Steak Houses, Inc. * .................         51,975
     7,000    Sara Lee Corp. ...................................        197,313
     4,200    SUPERVALU, INC ...................................        117,600
     1,700    Tricon Global Restaurants, Inc. * ................         85,213
                                                                     ----------
                                                                      3,186,197
                                                                     ----------


              Consumer Products - 2.07%
     2,500    Anheuser-Busch Cos., Inc. ........................        164,062
     2,800    CDI Corp. * ......................................         56,525
       300    Chiquita Brands International, Inc. ..............          2,869
       500    Colgate-Palmolive Co. ............................         46,437
     2,500    Dal-Tile International, Inc. * ...................         25,937


--------------------------------------------------------------------------------
See Notes to Financial Statements     25                       December 31, 1998

--------------------------------------------------------------------------------

The Equity Fund
Portfolio of Investments



                                                                       Value
    Shares                                                            (Note 2)
   --------                                                         ------------

              Consumer Products (continued)
     1,100    Fruit of the Loom, Inc. * ........................     $   15,194
       400    Galey & Lord, Inc. * .............................          3,450
     5,300    Gillette Co. .....................................        256,056
     2,100    Kimberly-Clark Corp. .............................        114,450
       100    Mattel, Inc. .....................................          2,281
     2,700    Polaroid Corp. ...................................         50,456
       300    Trans World Entertainment Corp. * ................          5,719
       500    Unifi, Inc. ......................................          9,781
                                                                     -----------
                                                                        753,217
                                                                     -----------

              Durable Goods - 1.17%
     1,100    Caterpillar, Inc. ................................         50,600
     2,300    Corning, Inc. ....................................        103,500
     1,400    EarthShell Corp. * ...............................         16,712
       400    Grainger (W.W.), Inc. ............................         16,650
     3,400    Maytag Corp. .....................................        211,650
     1,200    Oakwood Homes Corp. ..............................         18,225
       350    Sonoco Products Co. ..............................         10,369
                                                                     -----------
                                                                        427,706
                                                                     -----------

              Electronics - 1.31%
       600    Avnet, Inc. ......................................         35,925
     2,300    Coltec Industries, Inc. * ........................         44,850
     1,300    Dallas Semiconductor Corp. .......................         52,975
     3,300    MagneTek, Inc. * .................................         38,156
       100    Oak Industries, Inc. * ...........................          3,500
       500    Parker-Hannifin Corp. ............................         16,375
       900    Pioneer-Standard Electronics, Inc. ...............          8,438
     1,700    Technitrol, Inc. .................................         54,188
     3,900    Tektronix, Inc. ..................................        117,244
     4,100    UCAR International, Inc. * .......................         73,031
     2,200    Vishay Intertechnology, Inc. * ...................         31,900
                                                                     -----------
                                                                        476,582
                                                                     -----------

              Energy - 4.99%
     1,200    Chevron Corp. ....................................         99,525
       900    Enron Oil & Gas Co. ..............................         15,525
     3,000    ENSCO International, Inc. ........................         32,062
     8,800    Exxon Corp. ......................................        643,500
       300    Global Marine, Inc. * ............................          2,756
       300    Kerr-McGee Corp. .................................         11,475
     4,400    Mobil Corp. ......................................        383,350
     2,500    Nabors Industries, Inc. * ........................         33,906


--------------------------------------------------------------------------------

December 31, 1998                    26       See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 The Equity Fund
                                                        Portfolio of Investments


                                                                       Value
    Shares                                                            (Note 2)
   --------                                                         ------------
              Energy (continued)
     1,200    Noble Affiliates, Inc. ...........................     $   29,550
     5,000    Sunoco, Inc. .....................................        180,313
     1,300    Texaco, Inc. .....................................         68,738
     1,100    Tidewater, Inc. ..................................         25,506
     2,700    Tosco Corp. ......................................         69,863
     1,600    Ultramar Diamond Shamrock Corp. ..................         38,800
     1,000    Unocal Corp. .....................................         29,188
     3,500    Vastar Resources, Inc. ...........................        151,156
                                                                    ------------
                                                                      1,815,213
                                                                    ------------

              Finance - 15.95%
       200    Alfa Corp. .......................................          4,850
       800    Allstate Corp. ...................................         30,900
       200    Ambac Financial Group, Inc. ......................         12,037
     1,200    American Express Co. .............................        122,700
       800    American Financial Group, Inc. ...................         35,100
     3,100    American General Corp. ...........................        241,800
     5,200    American International Group, Inc. ...............        502,450
     2,000    AMRESCO, INC. * ..................................         17,500
       200    Arthur J. Gallagher & Co. ........................          8,825
     2,434    Associates First Capital Corp. ...................        103,141
     6,096    Bank One Corp. ...................................        311,277
     8,560    BankAmerica Corp. ................................        514,670
     1,200    Bankers Trust Corp. ..............................        102,525
       500    BankWest Corp. ...................................         24,000
       600    Capital One Financial Corp. ......................         69,000
       630    Charter One Financial, Inc. ......................         17,482
     5,400    Chase Manhattan Corp. ............................        367,537
     1,500    CIGNA Corp. ......................................        115,969
     7,950    Citigroup, Inc. ..................................        393,525
     3,441    Conseco, Inc. ....................................        105,166
       800    ContiFinancial Corp. * ...........................          5,700
       300    CORUS Bankshares, Inc. ...........................          9,675
       600    Equifax, Inc. ....................................         20,512
     2,900    Fannie Mae .......................................        214,600
     5,700    First Union Corp. ................................        346,631
     2,400    Fleet Financial Group, Inc. ......................        107,250
       400    Franchise Mortgage Acceptance Co. * ..............          3,100
       100    Franklin Resources, Inc. .........................          3,200
       600    Hartford Financial Services Group, Inc. ..........         32,925
     3,800    Long Beach Financial Corp. * .....................         28,500
     1,500    Marsh & McLennan Cos., Inc. ......................         87,656
     1,200    Merrill Lynch & Co., Inc. ........................         80,100
     3,700    Morgan Stanley Dean Witter & Co. .................        262,700

--------------------------------------------------------------------------------

See Notes to Financial Statements       27                     December 31, 1998

--------------------------------------------------------------------------------
The Equity Fund
Portfolio of Investments


                                                                        Value
    Shares                                                            (Note 2)
   --------                                                         ------------
              Finance (continued)
     3,400    National City Corp. ..............................     $  244,800
       675    Old Kent Financial Corp. .........................         31,388
     3,150    Old Republic International Corp. .................         70,875
       200    One Valley Bancorp, Inc. .........................          6,538
     1,500    Pioneer Group, Inc. ..............................         29,625
     4,000    PNC Bank Corp. ...................................        216,500
     1,300    SEI Investments Co. ..............................        129,188
     1,500    SLM Holding Corp. ................................         72,000
       600    SouthTrust Corp. .................................         22,163
     6,200    Sovereign Bancorp, Inc. ..........................         88,350
     4,200    St. Paul Cos., Inc. ..............................        145,950
       300    Tele-Communications TCI Ventures Group ...........          7,069
     1,100    The PMI Group, Inc. ..............................         54,313
       800    Trustmark Corp. ..................................         18,100
       800    United Bankshares, Inc. ..........................         21,200
     4,000    U.S. Bancorp .....................................        142,000
     3,450    Washington Mutual, Inc. ..........................        131,747
     1,800    Wells Fargo Co. ..................................         71,888
                                                                    ------------
                                                                      5,806,697
                                                                    ------------

              Health Care - 4.66%
     2,200    Amgen, Inc. * ....................................        230,037
     3,100    Genesis Health Ventures, Inc. * ..................         27,125
     1,700    HCR Manor Care, Inc. * ...........................         49,938
     1,000    Humana, Inc. * ...................................         17,813
     1,700    Integrated Health Services, Inc. .................         24,013
     5,600    Invacare Corp. ...................................        134,400
     3,900    Johnson & Johnson ................................        327,113
     1,200    Lilly (Eli) and Co. ..............................        106,650
       500    Magellan Health Services, Inc. * .................          4,188
     3,400    Pfizer, Inc. .....................................        426,488
     1,600    Quest Diagnostics, Inc. * ........................         28,500
     2,100    Sun HealthCare Group, Inc. * .....................         13,781
       300    Tenet Healthcare Corp. * .........................          7,875
     1,000    United Healthcare Corp. ..........................         43,063
       500    UNUM Corp. .......................................         29,188
     1,500    Warner-Lambert Co. ...............................        112,781
     1,300    Wellpoint Health Networks, Inc. * ................        113,100
                                                                    ------------
                                                                      1,696,053
                                                                    ------------

--------------------------------------------------------------------------------
December 31, 1998                     28       See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 The Equity Fund
                                                        Portfolio of Investments


                                                                        Value
    Shares                                                            (Note 2)
   --------                                                         ------------
              Leisure and Entertainment - 2.44%
       200    Anchor Gaming * ..................................     $   11,275
    12,500    Arctic Cat, Inc. .................................        127,344
     1,000    Ascent Entertainment Group, Inc. * ...............          7,375
    12,372    Disney (Walt) Co. ................................        371,160
     3,800    Grand Casinos, Inc. * ............................         30,637
     3,300    GTECH Holdings Corp. * ...........................         84,562
     2,100    MediaOne Group, Inc. * ...........................         98,700
     1,800    Spelling Entertainment Group, Inc. ...............         13,500
       800    TCA Cable TV, Inc. ...............................         28,550
     1,700    Tele-Communications, Inc., Class A * .............         94,031
     1,600    Trendwest Resorts, Inc. * ........................         20,000
                                                                    ------------
                                                                        887,134
                                                                    ------------

              Manufacturing - 0.56%
       800    Gerber Scientific, Inc. ..........................         19,050
     4,200    Harsco Corp. .....................................        127,838
       500    Honeywell, Inc. ..................................         37,656
       500    Pentair, Inc. ....................................         19,906
                                                                    ------------
                                                                        204,450
                                                                    ------------

              Media - 0.58%
       300    Gannet, Inc. .....................................         19,350
       700    Liberty Media Group ..............................         32,244
       200    Tribune Co. ......................................         13,200
     2,500    True North Communications, Inc. ..................         67,188
     2,200    Univision Communications, Inc. * .................         79,613
                                                                    ------------
                                                                        211,595
                                                                    ------------

              Medical Products - 0.11%
       600    Haemonetics Corp. * ..............................         13,650
     2,400    Scios, Inc. * ....................................         24,900
                                                                    ------------
                                                                         38,550
                                                                    ------------

              Printing and Publishing - 0.94%
     3,300    Deluxe Corp. .....................................        120,656
       100    Dow Jones & Co., Inc. ............................          4,812
     1,075    Dun & Bradstreet Corp. ...........................         33,930
     2,800    Time Warner, Inc. ................................        173,775
       200    Value Line, Inc. .................................          7,875
                                                                    ------------
                                                                        341,048
                                                                    ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements       29                     December 31, 1998

--------------------------------------------------------------------------------

The Equity Fund
Portfolio of Investments


                                                                        Value
     Shares                                                           (Note 2)
    --------                                                        ------------
              Real Estate - 0.13%
     2,500    Fairfield Communities, Inc. * ....................     $   27,656
     1,500    Taubman Centers, Inc. ............................         20,625
                                                                    ------------
                                                                         48,281
                                                                    ------------

              Real Estate Investment Trust - 1.19%
       400    Apartment Investment & Management Co. ............         14,875
       200    Avalonbay Communities, Inc. ......................          6,850
       200    CarrAmerica Realty Corp. .........................          4,800
       290    Crestline Capital Corp. * ........................          4,241
     3,233    Equity Residential Properties Trust ..............        130,734
     2,900    Host Marriott Corp. ..............................         40,056
     1,500    LTC Properties, Inc. .............................         24,938
       800    Mack-Cali Realty Corp. ...........................         24,700
     3,900    Public Storage, Inc. .............................        105,544
     3,350    Starwood Hotels & Resorts Worldwide, Inc. ........         76,003
                                                                    ------------
                                                                        432,741
                                                                    ------------

              Retail - 5.16%
       600    American Stores Co. ..............................         22,162
     1,700    Burlington Coat Factory Warehouse Corp. * ........         27,731
     1,100    Federated Department Stores, Inc. * ..............         47,919
     4,200    Footstar, Inc. * .................................        105,000
     2,400    Gap, Inc. (The) ..................................        135,000
       900    General Nutrition Cos., Inc. * ...................         14,625
     7,100    Heilig-Meyers Co. ................................         47,481
     4,200    Hollywood Entertainment Corp. * ..................        114,450
     2,200    Home Depot, Inc. .................................        134,613
     1,800    Kroger Co. .......................................        108,900
     1,200    Lowe's Companies, Inc. ...........................         61,425
     3,000    May Department Stores Co. ........................        181,125
     2,200    Musicland Stores Corp. * .........................         32,863
     1,600    Penney (J.C.) Co., Inc. ..........................         75,000
     1,900    PETCO Animal Supplies, Inc. * ....................         19,119
     2,100    Rite Aid Corp. ...................................        104,081
       600    Ross Stores, Inc. ................................         23,625
     6,100    Sunglass Hut International, Inc. * ...............         42,700
     1,500    Tandy Corp. ......................................         61,781
       600    TJX Cos., Inc. ...................................         17,400
     2,300    Toys `R' Us, Inc. * ..............................         38,813
     5,700    Wal-Mart Stores, Inc. ............................        464,194
                                                                    ------------
                                                                      1,880,007
                                                                    ------------

--------------------------------------------------------------------------------

December 31, 1998                      30      See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 The Equity Fund
                                                        Portfolio of Investments


                                                                         Value
    Shares                                                             (Note 2)
   --------                                                         ------------
              Technology - 17.20%
       100    Amazon.com, Inc.* ................................     $   32,125
     1,000    American Management Systems, Inc.* ...............         40,000
       700    AMP, Inc. ........................................         36,444
     1,400    Andrew Corp.* ....................................         23,100
     2,400    Apple Computer, Inc. .............................         98,250
     1,800    Autodesk, Inc. ...................................         76,837
       300    Automatic Data Processing, Inc. ..................         24,056
     2,500    BancTec, Inc.* ...................................         31,406
       900    BMC Software, Inc.* ..............................         40,106
     6,606    Compaq Computer Corp. ............................        277,039
     4,800    Computer Associates International, Inc. ..........        204,600
       100    Computer Task Group, Inc. ........................          2,712
       300    Compuware Corp.* .................................         23,437
     1,500    Data Transmission Network Corp.* .................         43,312
     5,500    Dell Computer Corp. * ............................        402,531
       300    FileNET Corp. * ..................................          3,441
     1,000    Gateway 2000, Inc. * .............................         51,187
    12,200    General Electric Corp. ...........................      1,245,162
       900    Harris Corp. .....................................         32,963
     2,800    Hewlett-Packard Co. ..............................        191,275
     1,000    HMT Technology Corp. * ...........................         12,812
     6,100    Intel Corp. ......................................        723,231
     3,400    International Business Machines Corp. ............        628,150
     1,100    Iomega Corp. * ...................................          8,044
       800    Lexmark International Group, Inc., Class A * .....         80,400
     5,700    Mentor Graphics Corp. * ..........................         48,450
       200    Metromedia Fiber Network, Inc. * .................          6,700
       400    Micron Technology, Inc. ..........................         20,225
     5,300    Microsoft Corp. * ................................        735,044
     1,200    MindSpring Enterprises, Inc. * ...................         73,275
     1,850    NCR Corp. * ......................................         77,238
     3,200    Oracle Corp. * ...................................        138,000
       400    Parametric Technology Corp. * ....................          6,550
       900    PeopleSoft, Inc. * ...............................         17,044
     1,200    Rational Software Corp. * ........................         31,800
     2,000    Structural Dynamics Research Corp. * .............         39,750
     2,200    Sun Microsystems, Inc. * .........................        188,375
     2,100    Symantec Corp. * .................................         45,675
       100    Tellabs, Inc. * ..................................          6,856
     3,400    Texas Instruments, Inc. ..........................        290,913
     2,700    Unisys Corp. * ...................................         92,981
     1,000    United Technologies Corp. ........................        108,750
                                                                    ------------
                                                                      6,260,246
                                                                    ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements       31                    December 31, 1998

--------------------------------------------------------------------------------
The Equity Fund
Portfolio of Investments
                                                                        Value
    Shares                                                            (Note 2)
  ----------                                                       -------------
              Telecommunications - 7.37%
     3,000    AirTouch Communications, Inc. * ..................     $  216,375
     2,000    Aliant Communications, Inc. ......................         81,750
     4,400    Allen Telecom, Inc. ..............................         29,425
       500    ALLTEL Corp. .....................................         29,906
       275    Ascend Communications, Inc. * ....................         18,081
     5,800    AT&T Corp. .......................................        436,450
     5,800    BellSouth Corp. ..................................        289,275
       700    California Microwave, Inc. * .....................          6,562
     1,300    Century Communications Corp. * ...................         41,234
     3,800    Cisco Systems, Inc. * ............................        352,687
     4,100    GTE Corp. ........................................        266,500
     4,200    Lucent Technologies, Inc. ........................        462,000
       600    NTL, Inc. * ......................................         33,863
       282    Qwest Communications International, Inc. * .......         14,100
     3,027    SBC Communications, Inc. .........................        162,323
       600    Scientific-Atlanta, Inc. .........................         13,688
       400    SkyTel Communications, Inc. * ....................          8,850
       300    Transaction Network Services, Inc. * .............          6,019
     3,300    US WEST, Inc. ....................................        213,263
                                                                   -------------
                                                                      2,682,351
                                                                   -------------

              Transportation - 1.00%
       400    Airborne Freight Corp. ...........................         14,425
     3,900    Burlington Northern Santa Fe Corp. ...............        131,625
       600    CSX Corp. ........................................         24,900
     4,100    Ryder System, Inc. ...............................        106,600
     1,000    Swift Transportation Co., Inc. * .................         28,031
     1,600    US Freightways Corp. .............................         46,600
       700    Yellow Corp. * ...................................         13,388
                                                                   -------------
                                                                        365,569
                                                                   -------------

              Utilities - 6.65%
     1,400    Allegheny Energy, Inc. ...........................         48,300
     2,200    Allied Waste Industries, Inc. * ..................         51,975
     5,900    Ameritech Corp. ..................................        373,912
     7,900    Bell Atlantic Corp. ..............................        418,700
       400    CalEnergy Co., Inc. * ............................         13,850
       300    Duke Energy Corp. ................................         19,219
     7,200    Edison International .............................        200,700
     2,300    Florida Progress Corp. ...........................        103,069
     1,700    FPL Group, Inc. ..................................        104,762
       300    Houston Industries, Inc. .........................          9,637
     3,700    MCI WorldCom, Inc. ...............................        265,475

--------------------------------------------------------------------------------

 December 31, 1998                 32          See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                                 The Equity Fund
                                                        Portfolio of Investments

                                                                         Value
    Shares                                                             (Note 2)
  ----------                                                         -----------
              Utilities (continued)
     3,200    NICOR, Inc. ......................................    $   135,200
     2,100    PG&E Corp. .......................................         66,150
     3,200    Pinnacle West Capital Corp. ......................        135,600
     4,400    Public Service Entreprise Group, Inc. ............        176,000
     5,100    Puget Sound Energy, Inc. .........................        142,163
     4,800    Rochester Gas and Electric Corp. .................        150,000
       100    United Illuminating Co. ..........................          5,150
                                                                     -----------
                                                                      2,419,862
                                                                     -----------

              Total Common Stocks ..............................     36,184,427
              (Cost $33,479,447)                                     -----------

Total Investments - 99.39% .....................................     36,184,427
(Cost $33,479,447)                                                   -----------

Net Other Assets and Liabilities - 0.61% .......................        222,339
                                                                     -----------

Net Assets - 100.00% ...........................................    $36,406,766
                                                                    ============

-------------------------------------
*       Non-income producing security.


--------------------------------------------------------------------------------
See Notes to Financial Statements            33               December 31, 1998

--------------------------------------------------------------------------------
The Global Bond Fund
Portfolio of Investments


                                                                         Value
  Par Value                                                            (Note 2)
-------------                                                      -------------
U.S. GOVERNMENT AND AGENCY
    OBLIGATIONS - 60.28% (35.68%1)

                   Federal Home Loan Mortgage
                       Corporation - 3.51% (2.08%/1/)
USD    380,000     6.00%, 01/01/29 ........................         $   342,712
USD    710,000     6.00%, 01/14/29 (TBA) ..................             701,721
                                                                    ------------
                                                                      1,044,433
                                                                    ------------

                   Federal National Mortgage
                       Association - 6.51% (3.85%/1/)
GBP    800,000     6.88%, 06/07/02, EMTN ..................           1,399,225
NZD    980,000     7.25%, 06/20/02 ........................             535,751
                                                                    ------------
                                                                      1,934,976
                                                                    ------------

                   Government National Mortgage
                       Association - 5.28% (3.12%/1/)
USD    414,969     6.63%, 08/20/23, Pool # 008269 .........             421,042
USD     35,186     7.00%, 12/20/25, Pool # 008770 .........              35,579
USD     44,497     7.00%, 09/20/26, Pool # 008971 .........              45,146
USD     63,693     6.50%, 11/20/26, Pool # 080010 .........              64,473
USD    109,415     7.00%, 12/20/26, Pool # 080022 .........             110,677
USD    900,000     6.00%, 01/21/29 (TBA) ..................             892,695
                                                                    ------------
                                                                      1,569,612
                                                                    ------------

                   U.S. Treasury Bond - 4.68% (2.77%/1/)
USD  1,000,000     8.75%, 05/15/17 ........................           1,392,656
                                                                    ------------

                   U.S. Treasury Notes - 40.30% (23.86%/1/)
USD  6,104,281     3.63%, 07/15/02 (A) ....................           6,063,269
USD  3,800,000     7.25%, 05/15/04 ........................           4,258,970
USD  1,033,987     3.63%, 01/15/08 (A) ....................           1,013,792
USD    610,000     5.63%, 05/15/08 ........................             650,889
                                                                    ------------
                                                                     11,986,920
                                                                    ------------

                   Total U.S. Government and
                   Agency Obligations .....................          17,928,597
                                                                    ------------
                   (Cost $17,911,128)




--------------------------------------------------------------------------------
December 31, 1998                   34         See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                            The Global Bond Fund
                                                        Portfolio of Investments

                                                                Value
  Par Value                                                   (Note 2)
-------------                                             -----------------

FOREIGN GOVERNMENT BONDS - 49.90% (29.53%1)

                   Canada - 7.50% (4.44%1)
                   Canadian Government Bond
CAD       900,000  7.00%, 09/01/01, Series VX99..........  $       621,974
CAD       650,000  5.25%, 09/01/03.......................          433,270
NZD     1,010,000  6.63%, 10/03/07.......................          540,098
CAD       900,000  6.00%, 06/01/08, Series WH31..........          636,310
                                                           -----------------
                                                                 2,231,652
                                                           -----------------

                   Denmark - 1.95% (1.15%1)
                   Kingdom of Denmark
DKK     2,200,000  6.00%, 11/15/02.......................          371,365
DKK     1,100,000  7.00%, 11/15/07.......................          207,728
                                                           -----------------
                                                                   579,093
                                                           -----------------

                   France - 0.82% (0.48%1)
FRF     1,368,817  Government of France, OAT
                   7.00%, 07/25/09.......................          243,160
                                                           -----------------

                   Germany - 5.82% (3.45%1)
                   Bundesrepublik Deutschland
DEM       700,000  6.50%, 07/04/27, Series 97............          527,872
DEM     1,778,000  5.63%, 01/04/28, Series 98............        1,203,259
                                                           -----------------
                                                                 1,731,131
                                                           -----------------

                   Greece - 5.63% (3.34%1)
GRD   420,500,000  Hellenic Republic
                   8.80%, 06/19/07.......................        1,675,960
                                                           -----------------

                   Italy - 6.15% (3.64%1)
                   Buoni Poliennali del Tesoro
ITL 1,810,000,000  4.75%, 05/01/03.......................        1,155,983
ITL 1,030,000,000  5.00%, 05/01/08.......................          672,090
                                                           -----------------
                                                                 1,828,073
                                                           -----------------

                   New Zealand - 2.03% (1.20%1)
                   New Zealand Government Bond
NZD       890,000  8.00%, 11/15/06, Series 1106..........          543,949
NZD       100,000  7.00%, 07/15/09, Series 709...........           59,026
                                                           -----------------
                                                                   602,975
                                                           -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements       35                    December 31, 1998

--------------------------------------------------------------------------------

The Global Bond Fund
Portfolio of Investments


                                                                     Value
    Par Value                                                      (Note 2)
----------------                                              ------------------
                   Spain - 4.95% (2.93%1)
ESP       177,800  Bonos y Obligaciones del Estado
                   6.00%, 01/31/29..........................  $       1,473,743
                                                              ------------------

                   Sweden - 1.17% (0.69%1)
SEK     2,400,000  Swedish Government Bond, Series 1040
                   6.50%, 05/05/08..........................            348,569
                                                              ------------------

                   United Kingdom - 13.88% (8.21%1)
                   United Kingdom Treasury Bond
GBP       961,000  7.00%, 06/07/02..........................          1,718,602
GBP     1,270,000  8.00%, 06/10/03..........................          2,408,665
                                                              ------------------
                                                                      4,127,267
                                                              ------------------

                   Total Foreign Bonds......................        14,841,623
                                                              ------------------
                   (Cost $14,654,946)

ASSET-BACKED AND MORTGAGE-BACKED
    SECURITIES - 11.23% (6.65%1)

                   Germany - 0.54% (0.32%1)
USD       160,000  Daimler-Benz Vehicle Trust, ABS
                   Series 1998-A, Class A2
                   5.23%, 12/20/01..........................           159,775
                                                              ------------------

                   Japan - 0.43% (0.26%1)
USD       130,000  Nissan Auto Receivables Grantor Trust, ABS
                   Series 1998-A, Class A
                   5.45%, 04/15/04..........................           129,791
                                                              ------------------

                   United States - 10.26% (6.07%1)
USD        51,357  Banc One Auto Grantor Trust, ABS
                   Series 1997-A, Class A
                   6.27%, 11/20/03..........................            51,968
USD        35,571  Chase Manhattan Grantor Trust, ABS
                   Series 1996-B, Class A
                   6.61%, 09/15/02..........................            36,032
USD        75,000  Comed Transistional Funding Trust, ABS
                   Series 1998-1, Class A1
                   5.38%, 03/25/02..........................            75,354


--------------------------------------------------------------------------------
December 31, 1998                      36      See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                            The Global Bond Fund
                                                        Portfolio of Investments

                                                                     Value
  Par Value                                                        (Note 2)
-------------                                                  -----------------

                 United States (continued)
USD     183,896  Emergent Home Equity Loan Trust, ABS
                 Series 1997-2, Class A2
                 6.75%, 05/15/12.............................. $       184,640
USD      47,747  FNMA, CMO
                 Series 1994-100, Class A
                 5.50%, 02/25/05..............................          47,554
USD     650,825  FMNA, Whole Loan, CMO
                 Series 1998-W2, Class A1
                 6.50%, 06/25/09..............................         649,605
USD      65,000  Illinois Power Special Purpose Trust,
                 ABS Series 1998-1, Class A1
                 5.39%, 06/25/02..............................          64,938
                 SLMA, Student Loan Trust, ABS
USD     433,682  Series 1997-4, Class A1
                 5.39%, 01/25/03..............................         429,824
USD   1,326,207  Series 1998-2, Class A1
                 5.32%, 04/25/07..............................       1,312,408
USD     200,000  TMA Mortgage Funding Trust, CMO (B) (C)
                 Series 1998-1, Class A
                 6.25%, 01/25/29..............................         199,906
                                                                ---------------
                                                                     3,052,229
                                                                ---------------

                 Total Asset-Backed and
                 Mortgage-Backed Securities...................       3,341,795
                                                                ---------------
                 (Cost $3,360,211)


FOREIGN CORPORATE BONDS - 9.50% (5.62%1)

                 Greece - 4.15% (2.46%1)
USD   1,250,000  CSFP Credit Linked - Greece
                 6.20%, 11/19/04..............................       1,235,000
                                                                ---------------

                 South Korea - 3.25% (1.92%1)
USD   1,070,000  Export-Import Bank of Korea
                 7.13%, 09/20/01..............................         966,344
                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements       37                    December 31, 1998

--------------------------------------------------------------------------------

The Global Bond Fund
Portfolio of Investments



                                                                 Value
   Par Value                                                    (Note 2)
---------------                                              ---------------

                United Kingdom - 2.10% (1.24%1)
GBP     160,000 Orange, Plc
                8.63%, 08/01/08............................. $       271,345
GBP     280,000 Polestar Corp., Plc (B)
                10.50%, 05/30/08............................         352,322

                                                                     623,667
                                                             ---------------
                Total Foreign Corporate Bonds...............       2,825,011
                (Cost $2,937,177)                            ---------------

COMMERCIAL PAPER (D) - 9.05% (5.36%1)

                Australia - 3.36% (1.99%1)
USD   1,000,000 Australian Wheat Board Ltd., EMTN
                5.45%, 01/11/99.............................         998,486
                                                             ---------------

                United States - 5.69% (3.37%1)
USD     700,000 General Electric Capital Corp., EMTN
                5.14%, 01/12/99.............................         698,901
USD   1,000,000 Procter & Gamble Co., Series J
                5.12%, 02/04/99.............................         995,089
                                                             ---------------
                                                                   1,693,990
                                                             ---------------

                Total Commercial Paper......................       2,692,476
                (Cost $2,692,476)                            ---------------

DOMESTIC CORPORATE BONDS AND NOTES - 5.58% (3.30%1)

USD     300,000 Associates Corp. NA (E)
                5.35%, 08/27/11.............................         298,459
USD     150,000 Delta Air Lines, Inc. (C)
                6.03%, 06/29/99.............................         150,000
USD     100,000 Ford Motor Credit Co.
                6.13%, 04/28/03.............................         101,714
USD     100,000 General Motors Acceptance Corp.
                6.75%, 02/07/02.............................         103,364
USD     370,000 Merrill Lynch & Co., Series B, MTN (E)
                5.30%, 11/01/01.............................         367,910
USD     670,505 Salomon Smith Barney Holdings
                3.65%, 02/14/02.............................         638,187
                                                             ---------------
                Total Domestic Corporate Bonds and Notes....       1,659,634
                (Cost $1,670,187)                            ---------------


--------------------------------------------------------------------------------
December 31, 1998                     38      See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                            The Global Bond Fund
                                                        Portfolio of Investments

                                                                Value
     Par Value                                                 (Note 2)
--------------------                                        ---------------

SUPRANATIONAL AGENCIES - 5.00% (2.96%1)

                International Bank of Reconstruction
                  & Development
GBP     100,000 6.88%, 07/14/00, EMTN....................   $       169,627
NZD     300,000 7.00%, 09/18/00, EMTN....................           160,907
NZD   1,101,000 7.25%, 04/09/01..........................           596,089
GBP     100,000 7.00%, 06/07/02..........................           175,202
NZD     700,000 7.25%, 05/27/03, EMTN....................           386,057
                                                            ---------------
                                                                  1,487,882
                                                            ---------------

                Total Supranational Agencies.............         1,487,882
                (Cost $1,429,857)                           ---------------

CERTIFICATES OF DEPOSIT - 3.16% (1.87%1)

                Japan - 3.16%
                Bank of Tokyo - Mitsubishi
USD     600,000 5.94%, 01/19/99..........................           600,000
USD     350,000 5.94%, 07/30/99..........................           339,479
                                                            ---------------
                                                                    939,479
                                                            ---------------

                Total Certificates of Deposit............           939,479
                (Cost $950,000)                             ---------------


Total Investments - 153.70% (90.97%1)....................        45,716,497
(Cost $45,605,982)                                          ---------------


Net Other Assets and Liabilities - (53.70)%..............       (15,972,271)
                                                            ---------------

Net Assets - 100.00% ....................................   $    29,744,226
                                                            ===============

--------------------------------------------------------------------------------
See Notes to Financial Statements     39                       December 31, 1998

--------------------------------------------------------------------------------

The Global Bond Fund
Portfolio of Investments



(1) Amount represents a percentage of Total Assets, which can be found in the Statement of Assets and Liabilities.
(A)     Inflation Index Treasury Notes
(B) Security exempt from registration under 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. On December 31, 1998 these securities amounted to $552,228 or 1.86% of net assets.
(C)     Private Placement
(D)     Effective yield at time of purchase
(E)     Variable rate security. Rate shown reflects rate currently in effect.
ABS     Asset-backed security
CAD     Canadian Dollar
CMO     Collateralized Mortgage Obligation
DEM     German Deutschemark
DKK     Danish Kroner
EMTN    Euro Medium-term Note
ESP     Spanish Peseta
FNMA    Federal National Mortgage Association
FRF     French Franc
GBP     British Pound
GRD     Greek Drachma
ITL     Italian Lire
MTN     Medium-term Note
NZD     New Zealand Dollar
OAT     Obligations Assimilables du Tresor
SEK     Swedish Kroner
SLMA    Student Loan Marketing Association
TBA To be announced. Security purchased on a when-issued or delayed delivery basis and may settle one month or more after date of purchase (Note 2).
USD     United States Dollar



--------------------------------------------------------------------------------
December 31, 1998                     40       See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                            The Global Bond Fund
                                                        Portfolio of Investments


LONG FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING:


                          Contracts to Receive                   Unrealized
                  --------------------------------------------  Appreciation/
Expiration                             Value in    In Exchange  (Depreciation)
  Date             Local Currency       U.S. $      for U.S. $  of Contracts
----------        ----------------    ----------   -----------  ------------
 01/28/99         AUD      167,000      102,368      103,034    $    (666)
 01/19/99         DEM      477,400      286,754      287,208         (454)
 01/19/99         DEM      476,840      286,418      287,424       (1,006)
 02/08/99         DEM      396,000      238,106      240,437       (2,331)
 02/19/99         GRD    2,264,000        8,022        8,018            4
 01/07/99         NOR    8,926,000    1,174,101    1,192,997      (18,896)
 01/14/99         NOR    1,054,000      138,539      142,227       (3,688)
 01/14/99         NOR    1,488,000      195,584      199,418       (3,834)
 01/14/99         NOR      150,000       19,716       19,897         (181)
 02/22/99         NZD       17,000        8,951        8,879           72
 01/21/99         SEK    3,336,000      410,794      428,170      (17,376)
 01/29/99         SEK    3,670,000      452,291      455,154       (2,863)
 01/29/99         SEK    1,268,000      156,269      158,231       (1,962)
 02/08/99         SEK    3,000,000      369,420      374,214       (4,794)
 02/18/99         SGD      511,000      310,910      312,590       (1,680)
 02/18/99         SGD      429,000      261,019      262,450       (1,431)
                                                                ------------
                                                                  (61,086)
                                                                ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements       41                    December 31, 1998

--------------------------------------------------------------------------------

The Global Bond Fund
Portfolio of Investments


SHORT FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING:

                           Contracts to Deliver                     Unrealized
             ----------------------------------------------------  Appreciation/
Expiration                             Value in       In Exchange (Depreciation)
   Date        Local Currency           U.S. $        for U.S. $   of Contracts
----------   -------------------      ----------      -----------  ------------
 01/14/99    AUD       (167,000)       (102,352)       (105,053)     $    2,701
 01/19/99    CHF       (400,000)       (291,815)       (298,692)          6,877
 01/19/99    CHF       (400,000)       (291,815)       (298,470)          6,655
 01/20/99    CHF     (2,019,000)     (1,473,112)     (1,520,331)         47,219
 02/08/99    DEM       (695,000)       (417,889)       (417,187)           (702)
 01/25/99    DKK     (3,766,000)       (592,148)       (584,669)         (7,479)
 01/25/99    DKK       (140,000)        (22,013)        (21,615)           (398)
 02/18/99    ESP     (9,430,000)        (66,520)        (67,264)            744
 02/18/99    ESP     (3,795,000)        (26,770)        (26,856)             86
 02/18/99    ESP       (379,792)         (2,679)         (2,687)              8
 01/27/99    FRF       (683,000)       (122,323)       (123,175)            852
 01/20/99    GBP       (384,000)       (638,044)       (647,040)          8,996
 01/20/99    GBP       (213,000)       (353,915)       (353,793)           (122)
 01/20/99    GBP        (23,000)        (38,217)        (38,663)            446
 02/08/99    ITL    (49,064,000)        (29,731)        (29,849)            118
 02/24/99    JPY   (169,190,000)     (1,508,394)     (1,463,613)        (44,781)
 02/24/99    JPY       (657,000)         (5,858)         (5,602)           (256)
 01/14/99    NOR       (115,000)        (15,116)        (15,433)            317
 01/05/99    NZD        (35,622)        (18,746)        (18,720)            (26)
 01/08/99    NZD       (798,000)       (419,954)       (408,225)        (11,729)
 01/08/99    NZD       (363,000)       (191,032)       (185,696)         (5,336)
 01/08/99    NZD       (307,000)       (161,561)       (151,672)         (9,889)
 01/14/99    NZD       (931,000)       (490,000)       (484,818)         (5,182)
 01/15/99    NZD       (317,000)       (166,845)       (165,664)         (1,181)
 02/22/99    NZD     (1,038,000)       (546,548)       (543,076)         (3,472)
 02/22/99    NZD       (380,000)       (200,084)       (198,649)         (1,435)
 03/22/99    NZD       (329,000)       (173,259)       (173,503)            244
 01/22/99    SEK     (2,753,000)       (339,166)       (354,243)         15,077
 02/18/99    SGD       (940,000)       (571,929)       (579,067)          7,138
                                                                     -----------
                                                                          5,490
                                                                     -----------
Net Unrealized Depreciation of Forward Foreign Currency Contracts... $  (55,596)
                                                                     ===========

AUD     Australian Dollar       GRD     Greek Drachma
CHF     Swiss Franc             ITL     Italian Lire
DEM     German Deutschemark     JPY     Japanese Yen
DKK     Danish Kroner           NOR     Norwegian Kroner
ESP     Spanish Peseta          NZD     New Zealand
FRF     French Franc            SEK     Swedish Kroner
GBP     British Pound           SGD     Singapore Dollar

--------------------------------------------------------------------------------

December 31, 1998                      42      See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                The Global Asset Allocation Fund
                                                        Portfolio of Investments

                                                                                     Value
   Shares                                                                          (Note 2)
------------                                                                    --------------
              Investment Companies - 100.16%

  3,006,988   Forward Funds - The Equity Fund.................................. $   36,324,410
  2,969,333   Forward Funds - The Global Bond Fund.............................     29,633,947
  2,052,269   Forward Funds - The International Equity Fund....................     23,169,618
    913,462   Forward Funds - The Small Capitalization Stock Fund..............     10,404,327
                                                                                ---------------
              Total Investment Companies.......................................     99,532,302
              (Cost $101,266,549)                                               ---------------

Total Investments - 101.16%....................................................     99,532,302
(Cost $101,266,549)                                                             ---------------

Net Other Assets and Liabilities - (1.16)%.....................................     (1,144,452)
                                                                                ---------------

Net Assets - 100.00%........................................................... $   98,387,850
                                                                                ===============

--------------------------------------------------------------------------------
See Notes to Financial Statements       43                     December 31, 1998

--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                                                    Small
                                                                                                Capitalization        International
                                                                                                    Stock                 Equity
                                                                                                    Fund                   Fund
                                                                                                 --------------       --------------
ASSETS:
        Investments
                Investments at cost (Note 2) ............................................        $  24,711,910        $  27,987,444
                Net unrealized appreciation/(depreciation) on investments ...............            2,626,747           (4,448,755)
                                                                                                 --------------       --------------
                        Total investments at value ......................................           27,338,657           23,538,689
        Cash ............................................................................            6,783,970              166,221
        Receivable for investments sold .................................................              305,761                   --
        Receivable for shares sold ......................................................            2,163,232                   --
        Interest and dividend receivable ................................................                4,673              194,193
        Prepaid expenses ................................................................               13,479               11,896
        Unamortized organization cost ...................................................                   --                   --
        Receivable from investment advisor ..............................................               36,674               20,773
        Other assets ....................................................................                   --                9,139
                                                                                                 --------------       --------------
                Total assets ............................................................           36,646,446           23,940,911
                                                                                                 --------------       --------------

LIABILITIES:
        Payable for investments purchased ...............................................            4,728,377              645,308
        Payable for dividends ...........................................................               22,853               67,525
        Payable to custodian ............................................................                   --                   --
        Net unrealized depreciation on forward foreign
                currency contracts ......................................................                   --                   --
        Advisory fee payable ............................................................                   --                   --
        Payable to administrator ........................................................                4,057                3,894
        Directors' fees and expenses payable ............................................                  434                  769
        Accrued expenses and other payables .............................................               53,219               53,797
                                                                                                 --------------       --------------
                Total liabilities .......................................................            4,808,940              771,293
                                                                                                 --------------       --------------
NET ASSETS ..............................................................................        $  31,837,506        $  23,169,618
                                                                                                 ==============       ==============

--------------------------------------------------------------------------------
December 31, 1998                   44         See Notes to Financial Statements

                                                                                                                   Global
                                                                                                  Global            Asset
                                                                                  Equity           Bond          Allocation
                                                                                   Fund            Fund             Fund
                                                                             ---------------  ---------------  ---------------
ASSETS:
  Investments
        Investments at cost (Note 2) .....................................    $  33,479,447    $  45,605,982    $ 101,266,549
        Net unrealized appreciation/(depreciation) on investments ........        2,704,980          110,515       (1,734,247)
                                                                             ---------------  ---------------  ---------------
                Total investments at value ...............................       36,184,427       45,716,497       99,532,302
  Cash ...................................................................          494,973               --               --
  Receivable for investments sold ........................................           99,429        3,762,414               --
  Receivable for shares sold .............................................               --               --               --
  Interest and dividend receivable .......................................           39,608          670,503          114,950
  Prepaid expenses .......................................................           12,264           12,151            8,644
  Unamortized organization cost ..........................................               --               --           72,199
  Receivable from investment advisor .....................................               --            9,700               --
  Other assets ...........................................................               --           83,603               --
                                                                             ---------------  ---------------  ---------------
                Total assets .............................................       36,830,701       50,254,868       99,728,095
                                                                             ---------------  ---------------  ---------------
LIABILITIES:
  Payable for investments purchased ......................................          312,419       19,110,478               --
  Payable for dividends ..................................................           39,468               --          776,012
  Payable to custodian ...................................................               --        1,276,528          362,442
  Net unrealized depreciation on forward foreign
                currency contracts .......................................               --           55,596               --
  Advisory fee payable ...................................................           15,534               --            3,548
  Payable to administrator ...............................................            5,962            5,028           16,538
  Directors' fees and expenses payable ...................................              787              685            1,447
  Accrued expenses and other payables ....................................           49,765           62,327          180,258
                                                                             ---------------  ---------------  ---------------
                Total liabilities ........................................          423,935       20,510,642        1,340,245
                                                                             ---------------  ---------------  ---------------
NET ASSETS ...............................................................    $  36,406,766    $  29,744,226    $  98,387,850
                                                                             ===============  ===============  ===============

--------------------------------------------------------------------------------

See Notes to Financial Statements      45                      December 31, 1998

--------------------------------------------------------------------------------

                                                                                 Small
                                                                            Capitalization     International
                                                                                 Stock            Equity
                                                                                 Fund              Fund
                                                                             -------------    -------------
NET ASSETS consist of:
        Paid-in capital ..................................................   $  29,830,975    $  28,236,094
        Undistributed/(distributions in excess of) net investment income .           2,175            2,176
        Accumulated net realized (loss) on investments sold ..............        (622,391)        (619,069)
        Net unrealized appreciation/(depreciation) of investments
                and assets and liabilities denominated in foreign currency       2,626,747       (4,449,583)
                                                                             -------------    -------------
TOTAL NET ASSETS .........................................................   $  31,837,506    $  23,169,618
                                                                             =============    =============

Shares of beneficial interest outstanding ................................       2,792,359        2,052,445
                                                                             =============    =============

NET ASSET VALUE,
        offering and redemption price per share
        (Net Assets / Shares Outstanding) ................................   $       11.40    $       11.29
                                                                             =============    =============




--------------------------------------------------------------------------------
December 31, 1998                    46        See Notes to Financial Statements

                                                                                                                    Global
                                                                                                   Global           Asset
                                                                                  Equity            Bond          Allocation
                                                                                   Fund             Fund             Fund
                                                                               -------------    -------------    -------------
NET ASSETS consist of:
        Paid-in capital ..................................................     $  34,688,095    $  29,677,564    $ 100,122,097
        Undistributed/(distributions in excess of) net investment income .             2,278          (72,293)              --
        Accumulated net realized (loss) on investments sold ..............          (988,587)        (150,755)              --
        Net unrealized appreciation/(depreciation) of investments
                and assets and liabilities denominated in foreign currency         2,704,980          289,710       (1,734,247)
                                                                               -------------    -------------    --------------
TOTAL NET ASSETS .........................................................     $  36,406,766    $  29,744,226    $  98,387,850
                                                                               =============    =============    ==============

Shares of beneficial interest outstanding ................................         3,012,835        2,981,028       10,013,359
                                                                               =============    =============    ==============
NET ASSET VALUE,
        offering and redemption price per share
        (Net Assets / Shares Outstanding) ................................     $       12.08    $        9.98    $        9.83
                                                                               =============    =============    ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements      47               December 31, 1998

--------------------------------------------------------------------------------

Statement of Operations


                                                                                 Small
                                                                           Capitalization        International
                                                                                Stock                Equity
                                                                               Fund(1)               Fund(1)
                                                                           --------------        --------------
INVESTMENT INCOME:
  Interest .............................................................   $      45,539         $      10,383
  Dividends ............................................................          13,317               138,637
  Less net foreign taxes witheld .......................................              --               (10,926)
                                                                           --------------        --------------
        Total investment income ........................................          58,856               138,094
                                                                           --------------        --------------
EXPENSES:
  Business manager fee .................................................              --                    --
  Investment advisory fees .............................................          37,190                53,157
  Administration fee ...................................................           7,084                11,191
  Custodian fee ........................................................          18,500                14,100
  Fund accounting fee ..................................................           9,060                16,436
  Legal and audit fees .................................................          21,156                21,826
  Transfer agent fee ...................................................           3,558                 4,216
  Directors' fees and expenses .........................................             578                 1,121
  Registration/filing fees .............................................          13,147                12,380
  Amortization of organization costs ...................................              --                    --
  Miscellaneous ........................................................           2,754                 3,499
                                                                           --------------        --------------
        Total expenses before waiver ...................................         113,027               137,926
        Less fees waived/reimbursed by investment advisor and/or
           business manager ............................................         (61,755)              (48,389)
                                                                           --------------        --------------
        Total expenses net of waiver ...................................          51,272                89,537
                                                                           --------------        --------------
NET INVESTMENT INCOME ..................................................           7,584                48,557
                                                                           --------------        --------------
Net realized gain/(loss) on investments sold ...........................        (622,391)             (558,084)
Net realized gain/(loss) on forward foreign currency transactions
  and foreign currency .................................................              --                 1,072
Net change in unrealized appreciation/(depreciation) of assets
  and liabilities denominated in foreign currencies (Note 8) ...........              --                 3,781
Net change in unrealized appreciation/(depreciation)
  of investments (Note 8) ..............................................       2,626,747             3,206,938
                                                                           --------------        --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS, FOREIGN CURRENCY AND
  NET OTHER ASSETS .....................................................       2,004,356             2,653,707
                                                                           --------------        --------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................................   $   2,011,940         $   2,702,264
                                                                           ==============        ==============

----------------------------------
(1) The Fund commenced operations on October 1, 1998
(2) The Fund commenced operations on April 1, 1998.
--------------------------------------------------------------------------------
For the Period Ended December 31, 1998  48     See Notes to Financial Statements

                                                                                                               Global
                                                                                               Global          Asset
                                                                             Equity            Bond          Allocation
                                                                             Fund(1)           Fund(1)         Fund(2)
                                                                           -----------     -------------     ------------
INVESTMENT INCOME:
  Interest .............................................................   $     1,646     $   460,876       $ 1,137,589
  Dividends ............................................................       141,301              --           914,627
  Less net foreign taxes witheld .......................................            --         (18,003)          (57,914)
                                                                           ------------    -------------     ------------
        Total investment income ........................................       142,947         442,873         1,994,302
                                                                           ------------    -------------     ------------
EXPENSES:
  Business manager fee .................................................            --              --           146,953
  Investment advisory fees .............................................        54,438          45,225           232,193
  Administration fee ...................................................        17,420          15,075           145,273
  Custodian fee ........................................................         7,238          23,239           122,650
  Fund accounting fee ..................................................        10,948          14,694            46,759
  Legal and audit fees .................................................        24,704          22,094            79,917
  Transfer agent fee ...................................................         4,745           4,603            17,566
  Directors' fees and expenses .........................................         1,327           1,169            11,727
  Registration/filing fees .............................................        14,429          12,519            49,683
  Amortization of organization costs ...................................            --              --            12,801
  Miscellaneous ........................................................         3,972           3,920            31,342
                                                                           ------------    -------------     ------------
        Total expenses before waiver ...................................       139,221         142,538           896,864
        Less fees waived/reimbursed by investment advisor and/or
           business manager ............................................       (17,420)        (37,344)         (155,231)
                                                                           ------------    -------------     ------------
        Total expenses net of waiver ...................................       121,801         105,194           741,633
                                                                           ------------    -------------     ------------
NET INVESTMENT INCOME ..................................................        21,146         337,679         1,252,669
                                                                           ------------    -------------     ------------
Net realized gain/(loss) on investments sold ...........................      (988,587)        940,421            80,493
Net realized gain/(loss) on forward foreign currency transactions
  and foreign currency .................................................            --      (1,607,126)         (594,857)
Net change in unrealized appreciation/(depreciation) of assets
  and liabilities denominated in foreign currencies (Note 8) ...........            --         276,349                --
Net change in unrealized appreciation/(depreciation)
  of investments (Note 8) ..............................................     7,526,957        (114,514)       (1,734,247)
                                                                           ------------    -------------     ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS, FOREIGN CURRENCY AND
  NET OTHER ASSETS .....................................................     6,538,370        (504,870)       (2,248,611)
                                                                           ------------    -------------     ------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................................   $ 6,559,516     $  (167,191)      $  (995,942)
                                                                           ============    =============     ============

--------------------------------------------------------------------------------
Notes to Financial Statements       49    For the Period Ended December 31, 1998

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                               Small
                                                                          Capitalization  International
                                                                               Stock        Equity
                                                                               Fund(1)       Fund(1)
                                                                         ---------------  --------------
NET ASSETS at beginning of period ....................................   $          --    $          --
Increase in Net Assets resulting from operations:
        Net investment income ........................................           7,584           48,557
        Net realized gain/(loss) on investments sold .................        (622,391)        (558,084)
        Net realized gain/(loss) on forward foreign currency
                contracts and foreign currency .......................              --            1,072
        Net change in unrealized appreciation/(depreciation) of
                investments and assets and liabilities in denominated
                foreign currency (Note 8) ............................       2,626,747        3,210,719
                                                                         ---------------  --------------
        Net increase/(decrease) in net assets resulting
                from operations ......................................       2,011,940        2,702,264
                                                                         ---------------  --------------
Dividends to shareholders:
        From net investment income ...................................          (7,584)         (48,557)
        In excess of net investment income ...........................         (15,269)         (18,968)
        In excess of net realized gain on investments, forward foreign
                currency contracts and foreign currency ..............              --               --
        Tax return of capital ........................................              --               --

Share Transactions:
        Net proceeds from sales of shares ............................      30,557,799           12,276
        Issued in exchange for certain net assets of The Global Asset
                Allocation Fund (Note 8) .............................              --       20,522,689
        Cost of shares repurchased ...................................        (709,380)             (86)
                                                                         ---------------  --------------
                Net increase from share transactions .................      29,848,419       20,534,879
                                                                         ---------------  --------------
                        Net increase in net assets ...................      31,837,506       23,169,618
                                                                         ---------------  --------------
NET ASSETS at end of period ..........................................   $  31,837,506    $  23,169,618
                                                                         ===============  ==============
Undistributed/(distributions in excess of) net investment income .....   $       2,175    $       2,176
                                                                         ===============  ==============
OTHER INFORMATION:
Share Transactions:
        Sold .........................................................       2,856,891              184
        Issued in exchange for certain net assets of The Global Asset
                Allocation Fund (Note 8) .............................              --        2,052,269
        Repurchased ..................................................         (64,532)              (8)
                                                                         ---------------  --------------
                Net increase in shares outstanding ...................       2,792,359        2,052,445
                                                                         ===============  ==============

----------------------------------
(1) The Fund commenced operations on October 1, 1998.
(2) The Fund commenced operations on April 1, 1998.
(A) Amount represents initial seed money. Initial seed shares issued were 10,000.


--------------------------------------------------------------------------------
For the Period Ended December 31, 1998  50    See Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                                             Global
                                                                                             Global           Asset
                                                                               Equity         Bond          Allocation
                                                                               Fund(1)       Fund(1)           Fund(2)
                                                                          -------------- ---------------  ----------------
NET ASSETS at beginning of period ....................................    $          --  $            --  $       100,000(A)
Increase in Net Assets resulting from operations:
        Net investment income ........................................           21,146          337,679        1,252,669
        Net realized gain/(loss) on investments sold .................         (988,587)         940,421           80,493
        Net realized gain/(loss) on forward foreign currency
                contracts and foreign currency .......................               --       (1,607,126)        (594,857)
        Net change in unrealized appreciation/(depreciation) of
                investments and assets and liabilities in denominated
                foreign currency (Note 8) ............................        7,526,957          161,835       (1,734,247)
                                                                          -------------- ---------------  ----------------
        Net increase/(decrease) in net assets resulting
                from operations ......................................        6,559,516         (167,191)        (895,942)
                                                                          -------------- ---------------  ----------------
Dividends to shareholders:
        From net investment income ...................................          (21,146)              --         (692,930)
        In excess of net investment income ...........................          (18,322)              --               --
        In excess of net realized gain on investments, forward foreign
                currency contracts and foreign currency ..............               --               --          (80,493)
        Tax return of capital ........................................               --               --           (2,589)

Share Transactions:
        Net proceeds from sales of shares ............................           71,683          159,528      100,257,316
        Issued in exchange for certain net assets of The Global Asset
                Allocation Fund (Note 8) .............................       36,820,117       32,251,889               --
        Cost of shares repurchased ...................................       (7,005,082)      (2,500,000)        (197,512)
                                                                          -------------- ---------------  ----------------
                Net increase from share transactions .................       29,886,718       29,911,417      100,059,804
                                                                          -------------- ---------------  ----------------
                        Net increase in net assets ...................       36,406,766       29,744,226       98,287,850
                                                                          -------------- ---------------  ----------------

NET ASSETS at end of period ..........................................    $  36,406,766    $  29,744,226    $  98,387,850
                                                                          ============== ===============  ================

Undistributed/(distributions in excess of) net investment income .....    $       2,278    $     (72,293)   $          --
                                                                          ============== ===============  ================
OTHER INFORMATION:
Share Transactions:
        Sold .........................................................            6,288           11,724       10,026,011
        Issued in exchange for certain net assets of The Global Asset
                Allocation Fund (Note 8) .............................        3,682,012        3,225,189               --
        Repurchased ..................................................         (675,465)        (255,885)         (22,652)
                                                                          -------------- ---------------  ----------------
                Net increase in shares outstanding ...................        3,012,835        2,981,028       10,003,359
                                                                          ============== ===============  ================

(1) The Fund commenced operations on October 1, 1998.
(2) The Fund commenced operations on April 1, 1998.
(A) Amount represents initial seed money. Initial seed shares issued were
    10,000.
--------------------------------------------------------------------------------
See Notes to Financial Statements    51   For the Period Ended December 31, 1998

--------------------------------------------------------------------------------

Financial Highlights
For a Share outstanding throughout the period ended December 31, 1998

                                                                            Small
                                                                       Capitalization        International
                                                                            Stock               Equity
                                                                           Fund(1)              Fund(1)
                                                                       --------------        -------------
Net Asset Value, Beginning of Period .............................     $        10.00        $       10.00
Income/(loss) from Investment Operations:
        Net investment income(A) .................................               0.00+                0.02
        Net realized and unrealized gain/(loss) on investments....               1.41                 1.30
                                                                       --------------        -------------
                Total from Investment Operations: ................               1.41                 1.32
                                                                       --------------        -------------
Less Dividends:
        From net investment income (A) ...........................              (0.00)+              (0.02)
        In excess of net investment income .......................              (0.01)               (0.01)
        In excess of net realized capital gains ..................                 --                   --
        Tax return of capital ....................................                 --                   --
                                                                       --------------        -------------
                Total Dividends: .................................              (0.01)               (0.03)
                                                                       --------------        -------------
Net increase /(decrease) in net asset value ......................               1.40                 1.29
                                                                       --------------        -------------
Net Asset Value, End of Period ...................................     $        11.40        $       11.29
                                                                       ==============        =============



Total Return (B) .................................................              13.99%               13.23%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ................................     $       31,838        $      23,170
Ratios to average net assets:
        Net investment income including
                reimbursement/waiver .............................               0.21%*               0.87%*
        Operating expenses including reimbursement/waiver ........               1.45%*               1.60%*
        Operating expenses excluding reimbursement/waiver ........               3.19%*               2.46%*
Portfolio turnover rate ..........................................                 23%                   8%

--------------------------------------
*       Annualized
+       Amount represents less than $0.01 per share.
(1)     The Fund commenced operations on October 1, 1998.
(2)     The Fund commenced operations on April 1, 1998.
(A) Net investment income/(loss) per share before fees waived/reimbursed by investment advisor and/or business manager was $(0.02) for The Small Capitalization Stock Fund, less than $0.01 for The International Equity Fund, less than $0.01 for The Equity Fund, $0.10 for The Global Bond Fund, and $(0.11) for The Global Asset Allocation Fund, for the period ended December 31, 1998. (See note 4)
(B) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period.


--------------------------------------------------------------------------------
                                      52       See Notes to Financial Statements

                                                                                                         Global
                                                                                           Global         Asset
                                                                           Equity           Bond        Allocation
                                                                           Fund(1)         Fund(1)        Fund(2)
                                                                       -------------   -------------   -------------
Net Asset Value, Beginning of Period .............................     $       10.00   $       10.00   $       10.00
Income/(loss) from Investment Operations:
        Net investment income(A) .................................              0.01            0.11            0.13
        Net realized and unrealized gain/(loss) on investments....              2.08           (0.13)          (0.22)
                                                                       -------------   -------------   -------------
                Total from Investment Operations: ................              2.09           (0.02)          (0.09)
                                                                       -------------   -------------   -------------
Less Dividends:
        From net investment income (A) ...........................             (0.01)             --           (0.07)
        In excess of net investment income .......................             (0.00)+            --              --
        In excess of net realized capital gains ..................                --              --           (0.01)
        Tax return of capital ....................................                --              --           (0.00)+
                                                                       -------------   -------------   -------------
                Total Dividends: .................................             (0.01)             --           (0.08)
                                                                       -------------   -------------   -------------
Net increase /(decrease) in net asset value ......................              2.08           (0.02)          (0.17)
                                                                       -------------   -------------   -------------
Net Asset Value, End of Period ...................................     $       12.08   $        9.98   $        9.83
                                                                       =============   =============   =============


Total Return (B) .................................................             20.93%          (0.20)%         (1.55)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ................................     $      36,407   $      29,744   $      98,388
Ratios to average net assets:
        Net investment income including
                reimbursement/waiver .............................              0.24%*          4.48%*          1.73%*
        Operating expenses including reimbursement/waiver ........              1.40%*          1.40%*          1.02%*
        Operating expenses excluding reimbursement/waiver ........              1.60%*          1.89%*          1.24%*
Portfolio turnover rate ..........................................                26%            209%            154%

--------------------------------------------------------------------------------
See Notes to Financial Statements     53

--------------------------------------------------------------------------------

Notes to Financial Statements


1.  Organization

  Forward Funds, Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At December 31, 1998, the Company offered five managed investment portfolios. The accompanying financial statements and financial highlight are those of The Small Capitalization Stock Fund ("Small Cap"), The International Equity Fund ("International Equity"), The Equity Fund ("Equity"), The Global Bond Fund ("Global Bond") and The Global Asset Allocation Fund ("Asset Allocation") (formerly The Global
Fund)(collectively the "Funds").

  The Small Cap, International Equity, Equity, and Asset Allocation Funds seek high total return (capital appreciation and income). Global Bond Fund seeks income, with capital appreciation as a secondary objective. Small Cap Fund seeks its objective by investing primarily in equity securities of companies having small market capitalizations that offer future growth. Equity Fund seeks its objective by investing primarily in equity securities of companies located in the United States. International Equity Fund seeks its objective by investing primarily in equity securities of companies located outside the United States. Global Bond Fund seeks its objective by investing primarily in debt securities of companies and governments located throughout the world. Asset Allocation Fund seeks its objective by investing primarily in a diversified portfolio of Shares of the other Funds.

2. Significant Accounting Policies

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  Portfolio Valuation: Portfolio securities which are traded on a national securities exchange or on NASDAQ are valued at the last sale price on the securities exchange on which such securities are primarily traded, or in the event that no sale

--------------------------------------------------------------------------------
December 31, 1998                     54

--------------------------------------------------------------------------------

                                                   Notes to Financial Statements
                                                                     (continued)


has occurred, at the average of the bid and ask price. Securities traded on over-the-counter markets are valued at the average of the last bid and ask price. Portfolio securities which are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceeding business day's closing values of such securities on their respective exchanges. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith by or under the direction of the Board of Directors. The Fund generally values its holdings through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Directors or which are valued by the Sub-Advisors using methodologies approved by the Board of Directors.

  Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date, if the ex-dividend date has passed.

  Forward Foreign Currency Exchange Contracts: The Funds may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the "Statements of Assets and Liabilities" herein. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency, however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the

--------------------------------------------------------------------------------
                                      55                       December 31, 1998

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)


Funds could be exposed to risks if counterparties of the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  Dividends to Shareholders: Dividends from net investment income are declared and paid annually for Small Cap, International Equity, Equity, and Asset Allocation, and quarterly for Global Bond Fund. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist. The primary book to tax differences at December 31, 1998 are due to amortization of certain capitalized costs and wash sales.

  Federal Income Taxes: The company treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no provision is made for federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

--------------------------------------------------------------------------------
December 31, 1998                     56

--------------------------------------------------------------------------------

                                                   Notes to Financial Statements
                                                                     (continued)


  Organization Costs: The Funds bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their initial shares for distribution under federal and state securities laws. Such costs for Asset Allocation are being amortized using the straight-line method over a period of five years beginning with the commencement of its operations. The costs for Small Cap, International Equity, Equity and Global Bond have been expensed as incurred in the current year.

  When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield.

3. Investment Advisory, Administration and Other Fees

  The Company has entered into an investment advisory agreement with Webster Investment Management Company, LLC ("Webster", or the "Advisor") pursuant to which Webster provides investment advisory services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Asset Allocation, 0.05%; Small Cap, 1.05%; International Equity, 0.95% for the first $25 million, 0.80% for the next $25 million, 0.75% for the next $50 million, 0.65% for the next $150 million, 0.60% for the next $250 million, and 0.55% on net assets over $500 million; Equity, 0.625% for the first $100 million, 0.55% for the next $400 million, and 0.50% on net assets over $500 million; Global Bond, 0.60% for the first $200 million and 0.55% on net assets over $200 million.

--------------------------------------------------------------------------------
                                      57                       December 31, 1998

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)


  Webster has entered into sub-advisory agreements with Barclays Global Fund Advisors ("Barclays") for The Equity Fund, Templeton Investment Counsel, Inc. ("Templeton") for The International Equity Fund, Hoover Capital Management, LLC ("Hoover") for The Small Cap Fund, and Pacific Investment Management Company ("PIMCO") for The Global Bond Fund (each, a "Sub-Advisor"). Pursuant to these agreements, the Sub-Advisors provide sub-investment advisory services to the Funds and are entitled to receive a fee from Webster calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets as follows: Small Cap, 0.80%; International Equity, 0.70% for the first $25 million, 0.55% for the next $25 million, 0.50% for the next $50 million, 0.40% for the next $150 million, 0.35% for the next $250 million, and 0.30% on net assets over $500 million; Equity, 0.375% for the first $100 million, 0.30% for the next $400 million, and 0.25% on net assets over $500 million; Global Bond, 0.35% for the first $200 million and 0.30% on net assets over $200 million. There is no sub-advisor for Asset Allocation.

  Prior to October 1, 1998, Barclays, Templeton and PIMCO each served as investment advisors to Asset Allocation (then known as "The Global Fund"). Barclays advised the Fund's investments in U.S equities, Templeton advised the Fund's investments in foreign equities and PIMCO advised the Fund's investments in fixed income and other debt securities. Each sub-advisor received fees calculated daily and payable monthly based on The Global Fund's net assets over which they had investment management responsibility, at the same rates as they currently receive in their capacity as sub-advisors of International Equity, Equity and Global Bond, respectively.

  Also prior to October 1, 1998, Sutton Place Management Co., Inc. ("Sutton") served as Business Manager to the The Global Fund and provided certain general administrative functions now performed by Webster. Pursuant to agreement with the Company, Sutton received business management fees, calculated daily and payable monthly, at the annual rate of 0.30% of the Fund's daily net assets.

  First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' administrator and receives fees for its services. Investor Services Group also provides certain

--------------------------------------------------------------------------------
December 31, 1998                     58

--------------------------------------------------------------------------------
                                                   Notes to Financial Statements
                                                                     (continued)

fund accounting, transfer agency and dividend dispersing services to the Funds pursuant to certain fee arrangements.

 First Data Distributors, Inc. (the "Distributor") serves as the Funds distributor. The Distributor acts as an agent for the Funds and the distributor of their Shares.

 Overall responsibility for oversight of the Funds rests with the Directors of the Company, who are elected by the Shareholders of the company. There are currently three Directors, two of whom are not "interested persons" of the Company within the meaning of that term under the 1940 Act. Both disinterested Directors receive an annual retainer fee of $6,000 for their services.

 Certain legal fees have been paid during the period by Sutton on the Funds' behalf. At December 31, 1998, these fees totaling approximately $182,747 are payable by the Funds to Sutton and are included in "Accrued expenses and other payables" on the Statement of Assets and Liabilities.

4.  Waiver of Fees

 The Advisor (and prior to October 1, 1998 the Business Manager) has agreed to voluntarily waive a portion of its fees and/or reimburse certain expenses. These voluntary waivers and/or reimbursements may be revised or discontinued at any time. For the period ended December 31, 1998, the fee waivers and/or reimbursements were as follows:

                                                Fees
                                   Fees       Waived by      Fees
                                 Waived by    Business    Reimbursed
Fund                              Advisor      Manager    by Advisor      Total
----------                       ---------   ----------  ------------    -------

Small Cap                        $  8,855     $     --     $ 52,900     $ 61,755
International Equity               13,989           --       34,400       48,389
Equity                             17,420           --           --       17,420
Global Bond                        18,844           --       18,500       37,344
Asset Allocation                    8,278      146,953           --      155,231




--------------------------------------------------------------------------------
                                  59                           December 31, 1998

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)

5.  Shares of Beneficial Interest

 The Company's Articles of Incorporation authorize the Directors to issue an unlimited number of Shares of beneficial interest. The Funds currently offer a single class of Shares. Each Share represents an equal proportionate interest in the Fund with other Shares of the Fund, and each is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Directors.

6.  Purchases and Sales of Securities

 The cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the period ended December 31, 1998 were as follows:

Fund                                             Purchases              Sales
--------------------                           ------------         ------------
Small Cap                                      $ 27,942,133         $  2,607,837
International Equity                             29,555,873            1,765,343
Equity                                           43,268,474            8,800,440
Global Bond                                      70,904,551           52,077,690
Asset Allocation                                216,903,665           98,957,530

 The cost of purchases and proceeds from sales of long-term U.S. Government securities for the period ended December 31, 1998 were as follows:

Fund                                              Purchases              Sales
--------------------                           -------------         -----------
Small Cap                                        $        --         $        --
International Equity                                      --                  --
Equity                                                    --                  --
Global Bond                                       56,436,120          35,126,902
Asset Allocation                                  64,804,802          45,410,580




--------------------------------------------------------------------------------
December 31, 1998                          60

--------------------------------------------------------------------------------

                                                   Notes to Financial Statements
                                                                     (continued)

 At December 31, 1998 the aggregate cost of investments, gross unrealized appreciation and depreciation and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

                                                                       Net
                                        Gross         Gross        Unrealized
                                     Unrealized     Unrealized    Appreciation/
Fund                     Cost       Appreciation   Depreciation  (Depreciation)
-------------        ------------   ------------   ------------- --------------
Small Cap            $ 24,855,553   $  3,034,398   $   (551,294)   $  2,483,104
International
  Equity               27,987,444      1,321,825     (5,770,580)     (4,448,755)
Equity                 33,488,975      5,598,104     (2,902,652)      2,695,452
Global Bond            45,620,509        557,606       (461,618)         95,988
Asset
  Allocation          101,266,549      3,231,461     (4,965,708)     (1,734,247)

At December 31, 1998 the following Funds had capital loss carryforwards:

Fund                                        Amount          Expiration
--------------------                     ------------      -------------
Small Cap                                  $402,268            2006
International Equity                        619,069            2006
Equity                                      854,754            2006

7. Foreign Securities

 Each Fund (except The Asset Allocation Fund) may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

 On January 1, 1999, the European Monetary Union ("EMU") introduced a new single currency, the Euro, which will replace the national currencies of the participating members countries. Until 2002, the national currencies will continue to exist, but exchange rates will be tied to the Euro. The introduction of the Euro is likely to affect all stages of the investment process, including trading, foreign exchange and accounting. Because this change to a single currency is new, the introduction of the Euro may result in market volatility and may affect the busi-

--------------------------------------------------------------------------------
                                 61                            December 31, 1998

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)

ness or financial conditions of European issuers or of a Portfolio investing in European issuers. In addition, while the conversion will eliminate currency risk among the participating nations, currency risk between the Euro and the U.S. dollar remains a factor.

8. Reorganization

 Effective October 1, 1998, Asset Allocation (formerly known as The Global Fund) reorganized as a fund-of-funds, and three new funds, International Equity, Equity and Global Bond (the "New Funds"), were established by the Company with the assets of The Global Fund.

 This tax free reorganization was accomplished with each New Fund acquiring the net assets of Asset Allocation which corresponded to its investment strategy in exchange for shares of the New Funds. The number and value of shares issued by the New Funds are presented in the "Statement of Changes in Net Assets" herein. Net assets and unrealized appreciation/(depreciation) as of the date of recognization were as follows:

                                                                    New Fund
                                  Net Assets       Net Assets       Acquired
                                   of Fund           of Fund       Unrealized
                                   Prior to           After       Appreciation/
Fund                              Conversion       Conversion    (Depreciation)
--------------------             -------------    -------------  ---------------
International Equity              $        --      $20,522,689      $(7,660,302)
Equity                                     --       36,820,117       (4,821,977)
Global Bond                                --       32,251,889          127,875
Asset Allocation                   89,198,478       89,198,478               --



--------------------------------------------------------------------------------
December 31, 1998                       62

--------------------------------------------------------------------------------

                                                   Notes to Financial Statements
                                                                     (continued)

9. Risk Factors of The Asset Allocation Fund

 Investing in the Small Cap, International Equity, Equity and Global Bond Funds (the "Underlying Funds") through Asset Allocation involves certain additional expenses that would not be present in a direct investment in the Underlying Funds.

 The officers and directors of the Company also serve as officers and directors of both the Underlying Funds and Asset Allocation. Conflicts may arise as the officers and directors seek to fulfill their fiduciary responsibilities to both Asset Allocation and the Underlying Funds.

 From time to time, one or more of the Underlying Funds used for investment by Asset Allocation may experience relatively large investments or redemptions due to reallocations or rebalancings by Asset Allocation as recommended by Webster. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transactions costs. Webster, representing the interests of the Underlying Funds, is committed to minimizing the impact of Asset Allocation transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of Asset Allocation. Webster may, nevertheless, face conflicts in fulfilling its responsibilities to both Asset Allocation and the Underlying Funds.


--------------------------------------------------------------------------------
                             63                                December 31, 1998

--------------------------------------------------------------------------------


Report of Independent Auditors


To the Shareholders and Board of Directors of Forward Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of The Small Capitalization Stock Fund, The International Equity Fund, The Global Bond Fund, The Equity Fund and The Global Asset Allocation Fund (the `Funds'), as of December 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 1998, and the results of their operations and changes in their net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles.


                                        ARTHUR ANDERSEN LLP

San Francisco, California
February 12, 1999



--------------------------------------------------------------------------------
December 31, 1998                        64

                               The Forward Funds

--------------------------------------------------------------------------------

                          All no-load; no 12b-1 fees


Forward Funds-Small Capitalization Stock Fund primarily seeks long-term capital appreciation by investing in U.S. small-cap stocks. The Fund's subadviser is Hoover Capital Management.

Forward Funds-Equity Fund seeks long-term capital appreciation by purchasing U.S. stocks. The Fund's sub-advisor is Barclays Global Fund Advisors.

Forward Funds-International Equity Fund seeks long-term capital appreciation by investing in international (non-U.S.) stocks. The Fund's subadvisor is Templeton Investment Counsel.

Forward Funds-Global Bond Fund seeks to generate income by investing in corporate and government fixed-income securities across global markets, including U.S. bonds. The Fund's sub-advisor is Pacific Investment Management Company.

Forward Fund-Global Asset Allocation Fund seeks high total return, capital appreciation and income by investing primarily in a diversified portfolio of the other Funds offered by the company: Equity, International Equity, Global Bond and Small Capitalization Stock.

Shares of each Fund may be exchanged for shares of any other Forward Fund or with a money market fund, the Vista U.S. Government Money Market Fund, a portfolio of Mutual Fund Trust. The Chase Manhattan Bank acts as investment advisor to the money market fund. There will be no fees for exchanges.

--------------------------------------------------------------------------------

All Forward Funds are 100% no load (through Forward Funds sold through intermediaries may require a transaction fee.